As filed with the U.S. Securities and Exchange Commission on April 26, 2022
1933 Act Registration No. 333-71853
1940 Act registration No. 811-09225

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 29	☒
Thrivent Variable Annuity Account II
(Exact Name of Registrant)
THRIVENT FINANCIAL FOR LUTHERANS
(Name of Depositor)
600 Portland Avenue S., Suite 100
Minneapolis, Minnesota 55415
(Address of Depositor's Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-2347
Cynthia K. Mueller
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2022 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Single Premium Immediate Variable Annuity
Thrivent Variable Annuity Account II

Statutory Prospectus
April 30, 2022
This Prospectus describes key features of the Thrivent Single Premium Immediate Variable Annuity Contract which was issued by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us,” or “our”), a fraternal benefit society organized under Wisconsin law. We no longer issue new Contracts.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	You may make withdrawals (other than your ongoing annuity payments) only if your annuity is still within a guaranteed payment period you elected at the time of issue of the Contract. We will pay you the Commuted Value of the future payments for the remaining guaranteed payment period.			Charges-Surrender Charge
Transaction Charges	There may be charges for other transactions.
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge.
	You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. The other financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.			Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of Accumulated Value in each Subaccount)	0%	1.25%
	Investment Options (Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	1.42%
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges, and a 20-year fixed period payout. This estimate assumes that you do not take additional withdrawals from the Contract , which could add Surrender Charges that substantially increase costs.
	Lowest Annual Cost: $1,325	Highest Annual Cost: $2,470
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive combination of Portfolio fees and expenses
	No optional benefits or riders	No optional benefits or riders
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the portfolios available under the Contract . Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.	Principal Risks of Investing in the Contract
RESTRICTIONS		Location in Statutory Prospectus
Investments	You may transfer all or a part of your Contract’s value among the Subaccounts or from the Subaccounts to the Fixed Account subject to certain limitations.
Transfers from the Fixed Account are not allowed.
	We reserve the right to add, delete, combine or substitute investment options.	Purchases and Contract Value
TAXES		Location in Statutory Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).	Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Financial advisors or professionals no longer receive compensation on the Contract.	Distribution of the Contracts
Exchanges	Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract , and what is it designed to do?
The Contract is an individual single premium immediate variable annuity contract intended to help you take a lump sum premium payment and turn it into an immediate income stream, through an investment in one or more Portfolios and the Fixed Account.
For whom is the Contract   appropriate?
The Contract may be appropriate if you have a long-term investment horizon and are ready to begin receiving Annuity Payments from your annuity immediately. It is not appropriate for people who may need to make additional withdrawals beyond the set payouts, or those who intend to engage in frequent trading.
What are the phases of the Contract ?
The Contract has only one phase, the income phase.
After your initial premium payment, you may not make any additional premium payments. You can transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
These annuity payments can be paid for an agreed upon timeframe or for your lifetime.
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payment you put into the Contract has the potential to accumulate on a tax-deferred basis.  This means earning are not taxed until money is paid out of the Contract.
What is the Member Dispute Resolution Program (MDRP)?
The MDRP provisions in Thrivent’s Articles of Incorporation and Bylaws apply to you as a member of Thrivent, including with respect to the purchase of the variable annuity described in this Prospectus. That means any claims regarding the variable annuity must be pursued exclusively through the MDRP, to the extent permitted by applicable law, and therefore neither Thrivent, nor its members, insureds, certificate owners, or beneficiaries, can pursue such claims against one another in other forums, such as state or federal court, even if they might later believe those forums are preferable. Claims submitted through MDRP that go to arbitration will be decided by an arbitrator, as opposed to being decided in court by a judge or jury. See General Description of the Registrant, Depositor and Portfolios.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not currently deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Maximum Commuted Value Charge (if surrendered)	2% [1]
Transfer Charge[2]	$25 [2]
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
Annual Contract Expenses	Maximum	Current
Base Contract Expenses
Mortality and Expense Risk Charge	1.25%	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision. For a complete discussion on the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
[1]	If you surrender or withdraw from the Contract, we will pay you the Commuted Value of the future payments for the remaining guaranteed payment period. We calculate the Commuted Value you receive for the Fixed Account using an interest rate that is currently 0.5% greater than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the Commuted Value, the contract has an indirect surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.
[2]	You are allowed 12 free transfers between the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.42%
Expenses after reimbursements and/or fee waivers	0.23%	1.20% [3]
[3]	The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.

Example
These examples are intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes no optional benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be5:
Example: If you select a life income payment option with a 20-year guaranteed payment.

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
Maximum Portfolio Expenses:	$9,565	$12,886	$15,834	$21,561
Minimum Portfolio Expenses:	$5,023	$ 6,930	$ 8,662	$12,158
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,470	$ 7,070	$ 11,204	$19,417
Minimum Portfolio Expenses:	$1,325	$ 3,836	$ 6,148	$10,933

For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 1.42% to 0.23%.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes no optional benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be5:
Example: If you select a life income payment option with a 10-year guaranteed payment.

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period:
Maximum Portfolio Expenses:	$3,670	$8,161	$12,576	$23,329
Minimum Portfolio Expenses:	$1,943	$4,417	$ 6,901	$13,187
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$2,538	$7,479	$12,240	$23,329
Minimum Portfolio Expenses:	$1,361	$4,060	$ 6,722	$13,187

For this example, the following assumptions are used: 1.25% mortality and expense risk charge, and portfolio operating expenses ranging from 1.42% to 0.23%.

Principal Risks of Investing in the Contract
This annuity has some risks which may include the following:
♦	Risk of Loss. You can lose money by investing in the Contract, including loss of principal. Neither the U.S. Government nor any federal agency insures or guarantees your investment in the Contract.
♦	Risks Associated with Variable Investment Options. You bear all the investment risk for amounts allocated to one or more of the Portfolios, which invest in underlying Funds. We do not guarantee the investment results of any Portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectus for the Portfolio before making an investment decision.
♦	Short-Term Investment Risk. The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income mean that the Contract is more beneficial to investors with a long-time horizon.
♦	Insurance Company Risks. An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Thrivent.
♦	Fixed Account Risk. Amounts invested in the Fixed Account will be subject to the financial strength and claims-paying ability of Thrivent.
♦	Investment Restrictions. We reserve the right to limit transfers and there is a $25 charge per transfer when you transfer your Contract Value between the subaccounts more than 12 times in a Contract Year. We do not allow transfers from the Fixed Account. In addition, we reserve the right to add, remove or substitute investment options.
♦	Fees and Charges. Deduction of Contract fees and charges may result in loss of principal. We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in your Contract.
♦	Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The applicable tax rules can differ, depending on the type of Contract, whether non-qualified, traditional IRA or Roth IRA. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.
♦	Risks Affecting our Administration of Your Contract. We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers.
♦	Alternatives to the Contract. Other contracts or investments may provide more favorable returns or benefits, as well as lower costs, than the Contract.
♦	Potentially Harmful Trading Activity. The Contract is not designed for frequent trading by anyone. Frequent trading may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. To protect Owners and the underlying Portfolios, we have policies and procedures to deter frequent trading between and among the Portfolios. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all trading activity that could potentially disadvantage or hurt the rights or interests of other Owners.
♦	Cybersecurity Risk. We and our service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting us, a Subaccount, or service providers have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the ability to calculate Subaccount values, corrupting data or preventing parties from sharing information necessary for our operations, preventing or slowing transactions, stopping you from making transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the subaccounts or your Contract. Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and you may bear costs tied to these risks.

General Description of the Registrant, Depositor and Portfolios
Depositor
Thrivent Financial for Lutherans (“Thrivent”) is the Depositor of the Contract and is located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415.
Thrivent
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Registrant
Thrivent Variable Annuity Account II is the Registrant for the Contract.
The Variable Account is a separate account of ours, which became available in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.
Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for mortality and expense risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.
1.Income, gains, and losses credited to, or charged against, Thrivent Variable Annuity Account II reflect the investment experience of Thrivent Variable Annuity Account II and not the investment experience of Thrivent’s other assets;
2.the assets of Thrivent Variable Annuity Account II may not be used to pay any liabilities of Thrivent other than those arising from the Contracts; and
3.Thrivent is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information. You can view these online at dfinview.com/Thrivent/SingleImmdVA. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
You should carefully review the prospectuses for the Portfolio(s) you select. You should periodically consider your allocation among the Portfolios in light of current market conditions and your investment goals, risk tolerance and financial circumstances. Each Portfolio prospectus provides more complete information about the Portfolios in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Voting
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
The number of votes which a contract owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each contract owner has the right to instruct will be determined by dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the contract owner or person entitled to receive Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to contract owners, will be voted by us in proportion to the instructions received from all contract owners. As a result of proportionate voting, a small number of Owners could determine the outcome of the shareholder vote. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.
Member Dispute Resolution Program
This section describes the Thrivent Member Dispute Resolution Program (MDRP).
Members of Thrivent Financial agree, by virtue of becoming members, that to the extent permitted by law the MDRP, as amended from time to time within Thrivent Financial's Articles of Incorporation and Bylaws, will be the sole means to present and resolve grievances, complaints or disputes between members, insureds, certificate owners or beneficiaries and Thrivent Financial and its directors, officers, agents, and employees with respect to any claims arising out of or relating to products members purchase from Thrivent Financial. As a result, claims arising out of or related to a member's

Contract, as described in this prospectus, cannot be pursued in state or federal court or in other forums including Financial Industry Regulatory Authority (FINRA) arbitration and mediation. Instead, to the extent permitted by law, Thrivent Financial members will be required to pursue such claims through the MDRP exclusively.
The MDRP follows different procedures than the procedures followed in federal or state courts. Thrivent Financial's MDRP is conducted in accordance with the applicable rules prescribed by the American Arbitration Association (“AAA”), as modified in Thrivent Financial's Articles of Incorporation and Bylaws as opposed to the procedural rules of federal or state courts. The AAA Rules governing the MDRP make clear that parties to arbitration may be represented by counsel and provide the arbitrator with authority to make determinations with respect to the confidentiality of proceedings, the extent of any information exchanged between the parties, or the award of attorneys’ fees.
Administrative Costs. As set forth in the MDRP provisions in Thrivent Financial's Bylaws, if mediation and/or arbitration occur in the course of the MDRP, Thrivent Financial will pay the administrative costs of mediation and/or arbitration, including fees and expenses of mediators or arbitrators, filing fees, and reasonable and necessary fees for transcripts of the proceedings.
Attorneys’ Fees. Absent an arbitrator’s discretionary award of attorneys’ fees, each party will bear its own costs for legal counsel, just as they would if they were pursuing claims in court.
Costs of Appeal. The cost of contesting an arbitrator’s decision would be borne by the party contesting the decision, just as the cost of an appeal would be borne by the appellant in the judicial system.
No class actions or collective actions. Claims brought forward in the MDRP cannot be brought in a representative group or on behalf of or against any "class" of persons (i.e. class actions or collective actions). This applies to Thrivent as well as to contract owners and other related parties. Because the MDRP requires that all claims be brought individually, rather than in a representative group or on behalf of or against any “class” of persons, there may be both substantive and procedural differences with respect to how parties may raise and litigate claims under the MDRP as compared to how such claims could be raised and litigated in the judicial system. The Contract does not specify a choice of law for disputes. A potential advantage of the MDRP is that it may be more cost efficient and resolve claims more quickly as compared to claims raised and litigated in the judicial system. A potential disadvantage may be that the contract owner, at the time of initiating a claim, will not have a choice of the forum because he or she has already agreed to arbitration.
No court has ruled on the enforceability of the MDRP with respect to claims under the Securities Act of 1933 (“Securities Act”) relating to the variable annuity described in this registration statement; therefore it is possible that such provisions may ultimately be determined to be unenforceable. However, the U.S. Supreme Court has upheld agreements to arbitrate state law claims and claims arising under federal law. The Supreme Court also has repeatedly stated that the Federal Arbitration Act (“FAA”), which mandates enforcement of arbitration provisions like the MDRP, can only be overridden where there is a “clear and manifest congressional command to displace” it. Epic Systems Corp. v. Lewis, 138 S.Ct. 1612, 1624 (2018); see, also, CompuCredit Corp v. Greenwood, 565 U.S. 95, 98 (2012) (stating that the FAA requires courts “to enforce agreements to arbitrate according to their terms…even where the claims at issue are federal statutory claims, unless the FAA’s mandate has been ‘overridden by a contrary congressional command’” (quoting Shearson/American Express, Inc. v. McMahon, 482 U.S. 220, 226 (1987).) When the Supreme Court addressed claims by investors against a brokerage firm for violations of the Securities Act in Rodriguez de Quijas v. Shearson/American Express, the Court closely reviewed the text of the Securities Act and found that there was no language therein indicating that Congress intended to override the FAA. Rodriguez de Quijas v. Shearson/American Express, 490 U.S. 477, 480 (1989). Thrivent Financial therefore believes the MDRP is enforceable with respect to Securities Act claims arising between Thrivent Financial and its members.
By agreeing to be subject to the MDRP provisions in Thrivent Financial's governing documents, You will not be deemed to have waived compliance by Thrivent Financial with federal securities laws and the rules and regulations thereunder.

Charges
We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.
Withdrawal or Surrender Charge
There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the Commuted Value of the Contract. We calculate the Commuted Value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the Commuted Value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the Commuted Value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.
Transfer Charge
You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.
Mortality and Expense Risk Charge
To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contract.
In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.
Notwithstanding this charge, contract owners may be asked to add money under the Maintenance of Solvency provision described in the Maintenance of Solvency section below.
Miscellaneous
Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See the Fee Table and current prospectus of the Portfolio.
We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contract.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/SingleImmdVA.
General Description of the Contracts
The Entire Contract
The entire Contract between you and us consists of:
♦	the Contract;
♦	the application;
♦	endorsements or amendments, if any; and
♦	the Thrivent Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.
We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.
Owners, Payees and Annuitants
You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.
In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.
Under certain circumstances other entities, such as trusts, may purchase Thrivent products but are not eligible for membership.
Adult and Juvenile Contracts
We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership. Juvenile Contracts will only be issued with a Fixed Period income.
In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent upon our approval of the membership application.
For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:
♦	the Annuitant’s 21st birthday; or
♦	the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or
♦	the death of the adult controller after the Annuitant’s 16th birthday.
If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.
The juvenile Annuitant will become a benefit member of Thrivent on the first Contract Anniversary date on or following the juvenile’s 16th birthday.
Beneficiaries
You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:
♦	equally to the beneficiaries in the first class. If none are living, then;
♦	equally to the beneficiaries in the second class. If none are living, then;
♦	equally to the beneficiaries in the third class.
If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.
No beneficiary change shall take effect unless received by Thrivent at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent while the insured was alive. Such beneficiary change shall be null and void where Thrivent has made a good faith payment of the proceeds or has taken other action before receiving the change.
If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.
Assignment of Ownership
The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.
General Account
The General Account is the general account of Thrivent, which consists of all assets of Thrivent other than those allocated to a Separate Account. Allocations to the Fixed Account are maintained in the General Account. Insurance benefits are paid from the General Account and are subject to Thrivent’s claims-paying ability.
Contract or Registrant Changes
Shares of Thrivent Portfolios are sold to other Portfolios, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. We may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Portfolio, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Portfolio’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Portfolio; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Portfolio to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of shares by one or more of the separate accounts, which could have adverse consequences.
The Subaccounts will purchase and redeem from the corresponding Portfolios at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, or the Fixed Account, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in that Portfolio and retained as assets of the corresponding Subaccount.
Addition, Deletion, Combination, or Substitution of Investments
At our sole discretion and to the fullest extent permitted by law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote (if applicable), the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owners. Each Portfolio sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges. You could lose some or all of your money.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to contract owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in other sections, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See the Fee Table.
We also use a combination of monitoring Contract Owner activity and further restricting certain contract owner transfers based on a history of frequent transfers among Subaccounts. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple Contracts under common ownership or control.
We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying Portfolios may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. contract owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. contract owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.

Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial advisors and professionals, and our customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to reject premiums. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.
Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.
Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.
Reports to Contract Owners
At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.
Gender Neutral Benefits
In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.
Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:
♦	Contracts used in an employer sponsored retirement plan; and
♦	Contracts issued in Massachusetts and Montana.

Annuity Period
Selecting an Annuity Payment Option
The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You may not change the type of Annuity Payment option once we issue the Contract.
If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:
♦	change the duration of the guaranteed payment period (to a shorter period);
♦	receive withdrawals; and
♦	surrender the Contract.
If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.
If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from a revocable Contract result in the assessment of indirect withdrawal or surrender charges, and the calculation of new Commuted Values. See Charges for more information regarding the calculation of Commuted Values and the assessment of indirect withdrawal or surrender charges.
You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. We reserve the right to limit the number of allocations to subaccounts and fixed account. The annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.
If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.
You must also tell us at time of application which financial institution and account you would like your payments sent to or if you wish to receive your payment by check. If you select a financial institution, we will send your Annuity Payments via electronic funds transfer to the financial institution that you request. If the owner of the Contract is not named on the account at the financial institution receiving the Annuity Payments, we will require a Medallion Signature Guarantee.
Annuity Payment Options
Fixed Period Income
Subject to our approval, we make Annuity Payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the Commuted Value of the Contract will be zero, and the Contract will terminate.

Life Income with Guaranteed Payment Period
We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may generally choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the Commuted Value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.
Joint and Survivor Life Income with Guaranteed Payment Period
We make Annuity Payments at regular intervals for the lifetime of both Annuitants. The Annuitants will also own the Contract as joint owners. For an IRA or qualified plan, the IRA owner or qualified plan will remain the owner. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may generally choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of  1⁄2,  1⁄3, or  1⁄4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.
Annuity Payment Dates
Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.
You may select the Annuity Payment Date. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.
After the first Annuity Payment, we compute subsequent payments on the date you elect to receive Annuity Payments.
Fixed Account Annuity Payments
You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.
Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.
Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

Variable Annuity Payments
First Variable Annuity Payment
Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.
The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.
The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.
Annuity Units
We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.
Subsequent Variable Annuity Payments
We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.
The annuity unit value of each Subaccount for any Valuation Period is equal to:
♦	the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by
♦	a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.
Subaccount Investment Factor
The Subaccount investment factor for any Valuation Period is equal to:
♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;
♦	plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;
♦	plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;
♦	minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and
♦	divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

Assumed Investment Return
The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.
The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.
For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.
Benefits Available Under the Contract
If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.
If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the Commuted Value as a single lump sum in lieu of continuing to receive payments.
If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.
If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the Commuted Value as a single lump sum in lieu of continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.
Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.
We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.
We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center if the Annuity Payment(s) is made within a guaranteed payment period.
Before we can process any death proceeds, we must receive at our Service Center:
♦	proof that the Annuitant or owner died;
♦	a completed claim form; and
♦	any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will calculate the Commuted Value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.
Purchases and Contract Value
Fixed Account
You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested in our general account assets. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. For the current interest rate, please call our Service Center at 1-800-847-4836.
Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.
Contract owners have no voting rights in the Variable Account with respect to Fixed Account values.
Accumulation Units
Transactions in and out of a Subaccount are made by crediting or reducing the number of Accumulation Units of the Subaccount in your Contract.
We credit your Contract with Accumulation Units of a Subaccount when:
♦	You allocate premiums to that Subaccount;
♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account;
♦	If an excess of the Death Benefit over the Accumulated Value is allocated to the Subaccount.
We reduce the Accumulation Units in a Subaccount when:
♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;
♦	You make a surrender from that Subaccount;
♦	Transfer Charges are applied against the Subaccount;
Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.
To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:
♦	You may make up to twelve transfers in each Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.
♦	You may not transfer from the Fixed Account.

Surrenders and Withdrawals
You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.
If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive and the payment option is within the period certain. If you elected a fixed period income, you may withdraw up to the Commuted Value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the Commuted Value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on an approved surrender form to our Service Center.
The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request or by check to address of record.
Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.
You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1,000 at one time. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.
You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a financial advisor or professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for:
♦	Surrender of a value of $100,000 or more;
♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial advisor or professional requires the verification and witness of your signature by a financial advisor or professional.
A partial surrender or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Taxes.
For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

Telephone and Online Transactions
You may perform certain transactions online or over the telephone.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone and online instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent does not take reasonable steps to help ensure that such authorizations are valid, Thrivent may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone and online transactions.
Contract Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.
Timely Processing
We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Postponement of Payments
We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:
(1)The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or
(2)An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.
Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.
Loans
Loans are not permitted under the Contract.

Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.
Tax Status of the Variable Account
The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.
Taxation of Annuities in General
The following discussion assumes that the Contract is not used in connection with a Qualified Plan.
Tax Treatment as an Annuity
Under current law, a Contract is eligible to be taxed as an annuity contract as described below only if certain requirements are met. These requirements are: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the contract owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and (3) the contract owner is an individual, an individual is treated as the contract owner for tax purposes, or another exception in the tax law (such as the exception for an “immediate annuity”) applies.
Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract's Accumulated Value in any year will be includible in the Contract Owner's income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.
Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the contract owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period. The rule also will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; and (4) certain Contracts used in connection with structured settlement agreements.
Distribution Requirements. The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Annuity Income Payments
Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.
Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.
Income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

Taxation of Withdrawals and Surrenders
In the case of a withdrawal, the amount received may be includible in income for federal tax purposes in whole or part. While the amount so includible is not entirely clear, it may equal the amount by which the Commuted Value of the Contract before the withdrawal exceeds the investment in the contract (defined above). In the case of a surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract.
Tax Treatment of Life Income with Guaranteed Payment Period After Annuitant’s Death
Where a guaranteed payment period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received as the Commuted Value in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.
Penalty Tax on Premature Distributions
Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1⁄2; (2) attributable to the Contract Owner becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law).(5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.
Qualified Plans
The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.
The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Traditional IRAs. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly moved to a Roth IRA. This movement is called a “qualified rollover contribution.”
Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1⁄2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise withdrawal or surrender rights under the Contract unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.
Direct Rollovers
If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Contract owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/SingleImmdVA or you can request a paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

How to Contact Us
Telephone:
1-800-847-4836
Internet:
Thrivent.com
Fax:
1-800-225-2264
Transfers, Surrenders, or Withdrawals:
Thrivent
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836

Special Terms
Annuitant	The person on whose life or life expectancy the Contract is based.
Annuity Payment	One of a series of periodic distributions.
Annuity Payment Date	The date of the month on which you elect to receive Annuity Payments.
Annuity Payment Period	The period during which Annuity Payments are made.
Commuted Value	The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.
Contract	The Contract between you and us providing the single premium immediate variable annuity.
Contract Anniversary	The same date in each year as the Issue Date.
Contract Year	A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.
Code	The Internal Revenue Code of 1986, as amended.
Fixed Account	Part of the general account of Thrivent, which includes all of Thrivent assets other than those in any Variable Account of Thrivent. For the current interest rate, please call our Service Center at 1-800-847-4836.
Funds.	Thrivent Series Fund, Inc.
Issue Date	The effective date of the Contract, generally the date on which we apply your premium.
Medallion Signature Guarantee	A stamp provided by a financial institution that guarantees your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the contract owner.
Subaccount	A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.
Valuation Date	Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
Valuation Period	The period of time from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account	Thrivent Variable Annuity Account II, which is separate from Thrivent’s general account.
Written Request	A written request or notice provided by the owner, received in good order by Thrivent at its Service Center and satisfactory in form and content to Thrivent.

Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/SingleImmdVA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75% [1]	20.20%	14.94%	12.77%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.69% [1]	16.35%	12.30%	10.99%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.63% [1]	12.69%	10.41%	9.24%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.64%	12.44%	8.83%	8.66%
	Thrivent Moderately Conservative Allocation Portfolio	0.60% [1]	7.20%	7.61%	6.84%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	6.87%	6.79%	7.04%
Corporate Bond	Thrivent Income Portfolio	0.43%	-0.46%	5.57%	5.04%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	-4.73%	9.61%	5.69%
Foreign Large Blend	Thrivent International Allocation Portfolio (Subadvisor for international small-cap equity assets: Goldman Sachs Asset Management, L.P.)	0.72%	14.46%	8.48%	7.24%
	Thrivent International Index Portfolio	0.45%	10.86%	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC.)	0.84% [1]	12.77%	16.88%	14.18%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	4.40%	4.97%	5.90%
Intermediate Government	Thrivent Government Bond Portfolio	0.44%	-1.52%	2.89%	2.55%
Large Blend	Thrivent ESG Index Portfolio	0.42% [1]	30.78%	N/A [4]	N/A [4]
	Thrivent Large Cap Index Portfolio	0.23%	28.41%	18.18%	16.20%
Large Growth	Thrivent All Cap Portfolio	0.65%	24.11%	16.63%	14.85%
	Thrivent Large Cap Growth Portfolio	0.43%	22.97%	25.36%	19.76%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	32.05%	13.00%	13.44%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.24%	24.47%	12.82%	13.85%
	Thrivent Mid Cap Stock Portfolio	0.65%	28.81%	15.94%	16.68%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	11.80%	N/A [4]	N/A [4]
34

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	30.88%	N/A [4]	N/A [4]
Money Market - Taxable	Thrivent Money Market Portfolio	0.32%	0.00%	0.82%	0.41%
Multisector Bond	Thrivent Multidimensional Income Portfolio	1.07% [1]	5.77%	N/A [2]	N/A [2]
	Thrivent Opportunity Income Plus Portfolio	0.63%	1.80%	3.61%	3.23%
Real Estate	Thrivent Real Estate Securities Portfolio	0.84%	42.11%	11.54%	11.60%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	0.27%	2.52%	2.26%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	26.50%	12.21%	14.21%
	Thrivent Small Cap Stock Portfolio	0.70%	24.77%	16.34%	15.01%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	11.94%	N/A [3]	N/A [3]
World Large – Stock Blend	Thrivent Global Stock Portfolio	0.62%	20.71%	13.69%	12.46%
	Thrivent Low Volatility Equity Portfolio	0.90% [1]	18.65%	N/A [2]	N/A [2]
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
35

The Statement of Additional Information (SAI) dated April 30, 2022 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/SingleImmdVA. For a paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form 4470 and state variations
EDGAR Contract No.C000007339	32076PR R4-22

THRIVENT VARIABLE ANNUITY ACCOUNT II
Statement of Additional Information
Dated April 30, 2022
Single Premium Immediate Variable Annuity Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2022, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) previously offered to persons eligible for membership in Thrivent.
Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, by calling 1-800-847-4836, or it can be accessed electronically at dfinview.com/Thrivent/SingleImmdVA.
Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.
1

GENERAL INFORMATION AND HISTORY
Depositor
The Contract is issued by Thrivent Financial for Lutherans (Thrivent). Thrivent, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.
Registrant
The Variable Account is a separate account of ours, which became available in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account
History of Depositor and Registrant
Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PRINCIPAL UNDERWRITER
Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Principal Underwriting Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Management Inc. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.
There are no special purchase plans or exchange programs with respect to this Contract.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2021	2020	2019
$6,195	$22,256	$14,862
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable
3

insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements of Thrivent Financial for Lutherans as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the subaccounts of Thrivent Variable Annuity Account II as of December 31, 2021 and for the period then ended and the statement of changes in net assets for the for the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
5

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, surplus and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 13 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/PricewaterhouseCoopers LLP
Minneapolis, MN
February 10, 2022

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2021 and 2020
(in millions)
	2021	2020
Admitted Assets
Bonds	$ 48,723	$ 48,054
Stocks	2,271	2,156
Mortgage loans	10,272	9,645
Real estate	45	49
Real estate held-for-sale	5	125
Cash, cash equivalents and short-term investments	2,295	3,461
Contract loans	1,064	1,120
Receivables for securities	310	250
Limited partnerships	7,693	5,602
Other invested assets	314	362
Total cash and invested assets	72,992	70,824
Accrued investment income	418	437
Due premiums and considerations	118	121
Other assets	61	49
Assets held in separate accounts	41,953	37,894
Total Admitted Assets	$115,542	$109,325
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 50,041	$ 49,813
Deposit liabilities	4,519	4,195
Contract claims	572	594
Member dividends payable	293	288
Interest maintenance reserve	629	540
Asset valuation reserve	2,384	1,971
Transfers due from separate accounts, net	(637)	(577)
Payable for securities	1,119	2,843
Securities lending obligation	337	265
Other liabilities	735	900
Liabilities related to separate accounts	41,855	37,794
Total Liabilities	$101,847	$ 98,626
Surplus
Unassigned funds	$ 13,695	$ 10,698
Other surplus	—	1
Total Surplus	$ 13,695	$ 10,699
Total Liabilities and Surplus	$115,542	$109,325
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Revenues
Premiums	$ 5,182	$4,630	$4,967
Considerations for supplementary contracts with life contingencies	94	107	170
Net investment income	4,098	2,951	3,050
Separate account fees	832	718	706
Amortization of interest maintenance reserve	103	95	105
Other revenues	37	35	35
Total Revenues	$10,346	$8,536	$9,033
Benefits and Expenses
Death benefits	$ 1,373	$1,334	$1,123
Surrender benefits	3,650	3,138	3,263
Change in reserves	228	826	975
Other benefits	1,989	1,938	1,931
Total benefits	7,240	7,236	7,292
Commissions	305	261	264
General insurance expenses	821	685	764
Fraternal benefits and expenses	236	233	200
Transfers to separate accounts, net	(812)	(861)	(782)
Total expenses and net transfers	550	318	446
Total Benefits and Expenses	$ 7,790	$7,554	$7,738
Gain from Operations before Dividends and Capital Gains and Losses	$ 2,556	$ 982	$1,295
Dividends	292	286	329
Other	—	(1)	—
Gain from Operations before Capital Gains and Losses	$ 2,264	$ 697	$ 966
Realized capital gains (losses), net	298	(40)	24
Net Income	$ 2,562	$ 657	$ 990
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Surplus, Beginning of Year	$10,699	$10,065	$ 9,130
Net income	2,562	657	990
Change in unrealized investment gains and losses	722	134	423
Change in non-admitted assets	(25)	(97)	(20)
Change in asset valuation reserve	(413)	(135)	(449)
Change in reserve valuation reserve	—	42	—
Change in surplus of separate account	(2)	26	33
Corporate home office building sale	—	(22)	(19)
Pension liability adjustment	152	29	(19)
Other	—	—	(4)
Surplus, End of Year	$13,695	$10,699	$10,065
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2021, 2020 and 2019
(in millions)
	2021	2020	2019
Cash from Operations
Premiums	$ 5,269	$ 4,730	$ 5,133
Net investment income	2,536	2,583	2,526
Other revenues	869	753	741
	8,674	8,066	8,400
Benefit and loss-related payments	(7,047)	(6,091)	(6,149)
Transfers to/from separate account, net	752	798	756
Commissions and expenses	(1,355)	(1,139)	(1,172)
Dividends	(286)	(329)	(324)
Other	(9)	(7)	4
Net Cash from Operations	$ 729	$ 1,298	$ 1,515
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 12,421	$ 10,274	$ 10,721
Stocks	1,404	1,943	1,427
Mortgage loans	1,038	764	822
Other	2,291	3,154	1,543
	17,154	16,135	14,513
Cost of investments acquired or originated:
Bonds	(14,827)	(9,956)	(11,201)
Stocks	(1,062)	(1,350)	(1,323)
Mortgage loans	(1,664)	(911)	(1,329)
Other	(1,995)	(1,628)	(1,494)
	(19,548)	(13,845)	(15,347)
Transactions under mortgage dollar roll program, net	1,758	(1,871)	(468)
Change in net amounts due to/from broker	(1,784)	(140)	(25)
Change in collateral held for securities lending	72	(214)	228
Change in contract loans	56	44	8
Net Cash from Investments	$ (2,292)	$ 109	$ (1,091)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 325	$ 146	$ 115
Other	72	(146)	44
Net Cash from Financing and Miscellaneous Sources	$ 397	$ —	$ 159
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ (1,166)	$ 1,407	$ 583
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 3,461	$ 2,054	$ 1,471
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 2,295	$ 3,461	$ 2,054
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 141	$ 161	$ 114
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
As of and For the Year Ended December 31, 2021
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2021, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the SVO-Identified Funds list are stated using the fair value measurement method.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $834 million and $2.6 billion in the mortgage dollar roll program as of December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are carried at market value or amortized cost depending on the preferred stock’s convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Preferred stock that is perpetual or redeemable, has conversion data, is a mandatory convertible or does not have a mandatory conversion date is reported at fair market value. Preferred stock that is redeemable and has a mandatory conversion date is reported at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, limited partnerships and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2021, Thrivent adopted modifications to SSAP No. 32R (Preferred Stock). The key revisions include adding preferred stock definitions and adopting GAAP guidance for classifying preferred stock as redeemable or perpetual and revising the measurement guidance to provide consistent measurement based on the type of preferred stock held and the terms of the preferred stock. Additional disclosure was added in Note 1, Note 2 and Note 8. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.

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As of and For the Year Ended December 31, 2021, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2021, Thrivent adopted modifications to SSAP No. 26R (Bonds). The revisions clarify that perpetual bonds with an effective call option are recorded at amortized cost using the yield-to-worst concept with all other perpetual bonds recorded at fair value. Additional disclosure was added to Note 1. The guidance is effective beginning January 1, 2021 and did not have a material impact on Thrivent’s financial statements.
In 2021, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions). The guidance requires explanation for significant gains and losses related to changes in the benefit obligation for the period. Additional disclosure was added to Note 9. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2022, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

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As of and For the Year Ended December 31, 2021, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2021
U.S. government and agency securities	$ 2,551	$ 145	$ 3	$ 2,693
U.S. state and political subdivision securities	98	51	—	149
Securities issued by foreign governments	83	4	—	87
Corporate debt securities	37,185	3,970	127	41,028
Residential mortgage-backed securities	4,976	104	15	5,065
Commercial mortgage-backed securities	2,105	67	6	2,166
Collateralized debt obligations	2	9	—	11
Other debt obligations	940	12	4	948
Affiliated Bonds	783	—	—	783
Total bonds	$48,723	$4,362	$155	$52,930
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
The admitted value of corporate debt securities issued in foreign currencies was $678 million and $694 million as of December 31, 2021 and 2020, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2021
Due in 1 year or less	$ 4,591	$ 4,624
Due after 1 year through 5 years	11,077	11,742
Due after 5 years through 10 years	14,489	15,396
Due after 10 years through 20 years	7,990	9,541
Due after 20 years	12,695	13,746
Total	$50,842	$55,049
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2021
U.S. government and agency securities	11	$ 994	$ 2	—	$—	$—
Corporate debt securities	461	3,730	109	45	417	19
Residential mortgage-backed securities	43	1,957	13	9	21	2
Commercial mortgage-backed securities	24	217	4	5	41	2
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	107	578	5	1	13	—
Total bonds	646	$7,476	$133	60	$492	$ 23
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$—	$—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$236	$ 21
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2021	2020
Unaffiliated Preferred Stocks:
Cost	$ 476	$ 348
Gross unrealized gains	79	50
Gross unrealized losses	(7)	(3)
Fair value	$ 548	$ 395
Statement value	546	348
Unaffiliated Common Stocks:
Cost	$ 922	$ 987
Gross unrealized gains	451	364
Gross unrealized losses	(14)	(22)
Fair value/statement value	$1,359	$1,329
Affiliated Common Stocks:
Cost	$ 126	$ 99
Gross unrealized gains	31	50
Gross unrealized losses	(38)	(10)
Fair value/statement value	$ 119	$ 139
Affiliated Mutual Funds:
Cost	$ 217	$ 305
Gross unrealized gains	30	35
Gross unrealized losses	—	—
Fair value/statement value	$ 247	$ 340
Total statement value	$2,271	$2,156
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10.3 billion and $9.6 billion for the years ended December 31, 2021 and 2020. There was no allowance for credit losses as of December 31, 2021 or 2020.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2021	2020
In good standing	$10,238	$9,614
Restructured loans, in good standing	34	31
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,272	$9,645

	2021	2020
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.8%	0.9%
Total principal	$101	$ 81
Number of loans	80	81
Interest Rates for Loans Issued During the Year:
Maximum	4.8%	6.5%
Minimum	2.0%	2.2%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	67%	71%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2021	2020
Current	$10,272	$9,644
30 – 59 days past due	—	1
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,272	$9,645
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2021	2020
Geographic Region:
Pacific	32%	32%
South Atlantic	19	19
East North Central	7	8
West North Central	11	12
Mountain	8	9
Mid-Atlantic	9	9
West South Central	9	7
Other	5	4
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2021	2020
Property Type:
Industrial	23%	23%
Retail	19	21
Office	15	16
Church	9	10
Apartments	27	23
Other	7	7
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For both years ended December 31, 2021 and 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was less than $1 million, $8 million and less than $1 million for the years ended December 31, 2021, 2020 and 2019, respectively. The average recorded investment in impaired mortgage loans was $7 million for both years

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
ended December 31, 2021 and 2020. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2021 and less than $1 million for the years ended December 31, 2020 and 2019.
In certain circumstances, Thrivent may restructure the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2021 and 2020, Thrivent did not restructure any loans under these circumstances.
As of both December 31, 2021 and 2020, Thrivent held 3 mortgage loans totaling $22 million and $22 million, respectively, where loan modifications had occurred. During the years ended December 31, 2021 and 2020, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2021 and 2020, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2021	2020
Home office properties	$139	$141
Held-for-sale	5	125
Total before accumulated depreciation	144	266
Accumulated depreciation	(94)	(92)
Total real estate	$ 50	$174
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020 for a cash payment of $128 million. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. An $11 million gain on the sale of the property was recognized in 2021.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2021
Assets:
Call spread options	$ 118	$ 849	$ 197
Futures	—	434	(20)
Foreign currency swaps	35	550	10
Interest rate swaps	—	—	(1)
Covered written call options	—	—	—
Total assets	$ 153	$1,833	$ 186
Liabilities:
Call spread options	$ (91)	$ 885	$(187)
Futures	—	258	—
Foreign currency swaps	(9)	126	1
Covered written call options	(2)	—	10
Total liabilities	$(102)	$1,269	$(176)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2021, 2020 and 2019, $16 million, $9 million and $8 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2021	2020
Loaned Securities:
Carrying value	$290	$240
Fair value	330	260
Cash Collateral Reinvested:
Open	$156	$ 81
30 days or less	64	131
31 - 60 days	61	—
61 - 90 days	26	—
91 - 120 days	—	5
121 - 180 days	3	5
181 - 365 days	—	36
1 - 2 years	27	3
2 - 3 years	—	—
Greater than 3 years	—	4
Total	$337	$265
Cash collateral liabilities	$337	$265
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2021	2020
Bonds:
Carrying value	$ 36	$ 54
Fair value	36	54
Short-term Investments:
Carrying value	$ 51	$ 9
Fair value	51	9
Cash Equivalents:
Carrying value	$250	$202
Fair value	250	202
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2021, Thrivent sold 449 non-investment grade securities with a book value totaling $6 million where the cost to repurchase within 30 days totaled $10 million. The net gain for securities sold and later repurchased totaled $4 million. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $0 million and $15 million as of December 31, 2021 and 2020, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Bonds:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The fair value of the cash collateral under the repo borrowing transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2021	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$425	$425
2nd quarter	450	50
3rd quarter	50	—
4th quarter	—	—

December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15
Federal Home Loan Bank Agreements
During the fourth quarter of 2021, Thrivent became a member of the Federal Home Loan Bank of Chicago (“FHLB”). This FHLB membership required a purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent’s strategy is to utilize these funds to optimize liquidity or spread investment purposes. Additional FHLB activity-based stock purchases will be required based upon the amount of funds borrowed from the FHLB. Thrivent is required to post acceptable forms of collateral for any borrowings from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity will be limited to the general account.
As of the date hereof, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $4 billion. Thrivent established this limit in accordance with its overall risk management process.
The following tables indicate the amounts of FHLB capital and activity-based stock, collateral pledged, and assets and liabilities related to Thrivent’s agreement with FHLB as of December 31, 2021 and 2020. On January 5, 2022 Thrivent received its first cash advance of $100 million.
The amount of FHLB capital stock held at December 31, 2021 and 2020 (in millions):
	2021	2020
Membership Stock – Class B par value	$ 5	$—
Activity Stock	—	—
Aggregate Total	$ 5	$—
The amount of collateral pledged to FHLB at December 31, 2021 and 2020 (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$659	$617	$—	$—	$—	$—

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As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$659	$617	$—	$—	$—	$—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $1.0 billion and $328 million at December 31, 2021 and 2020, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $2 million and $3 million for the years ended December 31, 2021 and 2020, respectively.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Bonds	$1,792	$1,797	$1,818
Preferred stock	21	19	15
Unaffiliated common stocks	22	27	29
Affiliated common stocks	101	94	60
Mortgage loans	423	439	433
Real estate	13	17	14
Contract loans	78	82	86
Cash, cash equivalents and short-term investments	5	19	52
Limited partnerships	1,680	489	584
Other invested assets	31	32	17
	4,166	3,015	3,108
Investment expenses	(63)	(57)	(53)
Depreciation on real estate	(5)	(7)	(5)
Net investment income	$4,098	$2,951	$3,050
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2021, there were 515 securities with a callable or tender feature sold or redeemed totaling $124 million. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2021	2020	2019
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 302	$ 293	$ 209
Gross losses	(122)	(211)	(89)
Stocks:
Gross gains	348	316	174
Gross losses	(18)	(86)	(60)
Futures	(20)	(200)	(90)
Other	5	11	8
Net gains (losses) on sales	495	123	152
Provisions for Losses:
Bonds	(5)	(44)	(15)
Stocks	—	(1)	—
Other	—	14	19
Total provisions for losses	(5)	(31)	4
Realized capital gains (losses)	490	92	156
Transfers to interest maintenance reserve	(192)	(132)	(132)
Realized capital gains (losses), net	$ 298	$ (40)	$ 24
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $11.8 billion, $9.7 billion and $10.1 billion for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2021 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). As shown in table below, no individual impairment recognized exceeded $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
12667GGD9	$ 6	$—	$ 6	$ 6
12668BQA4	3	—	3	3
16165TAE3	4	—	4	5
46629QAD8	5	—	5	5
576434V92	4	—	4	4
02660YAX0	2	1	1	1
40431KAD2	4	1	3	3
75971EAE6	3	1	2	2
75971EAJ5	4	1	3	3
Total	$35	$ 4	$31	$32

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$162	$ —	$ 162	1%
At book value less a surrender charge of 5% or more	1,475	—	—	1,475	2
At fair value	—	—	38,723	38,723	67
Total with market value adjustment or at fair value	1,475	162	38,723	40,360	70
At book value without adjustment	15,436	—	—	15,436	27
Not subject to discretionary withdrawal	1,534	—	60	1,594	3
Total	$18,445	$162	$38,783	$57,390	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 557	$—	$ —	$ 557
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$—	$ —	$ 485

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2021
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$4,037	$—	$—	$4,037	89%
Total with market value adjustment or at fair value	4,037	—	—	4,037	89
At book value without adjustment	418	—	—	418	9
Not subject to discretionary withdrawal	64	—	21	85	2
Total	$4,519	$—	$ 21	$4,540	100%
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2021	2020
Aggregate reserves for life, annuity and health contracts	$18,445	$18,483
Deposit liabilities	4,519	4,195
Liabilities related to separate accounts	38,966	35,357
Total	$61,930	$58,035

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2021
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,368	$10,355	$10,386	$ —	$ —	$ —
Universal life with secondary guarantees	1,347	1,211	1,464	1,250	1,136	1,153
Other permanent cash value life insurance	—	11,881	12,767	—	—	—
Variable universal life	42	42	55	1,097	1,094	1,100
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,039	XXX	XXX	—
Accidental death benefits	XXX	XXX	15	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	107	XXX	XXX	—
Disability – disable lives	XXX	XXX	360	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,757	$23,489	$26,195	$2,347	$2,230	$2,253
Reinsurance ceded	478	591	847	—	—	—
Total	$11,279	$22,898	$25,348	$2,347	$2,230	$2,253
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
3. Policyholder Liabilities, continued
Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was $0 million and $230 million as of December 31, 2021 and 2020, respectively. During 2021, Thrivent updated the claim incidence and claim termination assumptions for the closed block and updated net earned rate assumption to now include a 10% equity allocation to the asset portfolio for both the closed and new business blocks. These updated assumptions, along with a decrease in the number of long-term care insurance policies in force, were the primary drivers of the $230 million decrease in PDR for the year ended December 31, 2021.
Thrivent has insurance in force as of December 31, 2021 and 2020, totaling $8.5 billion and $10.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2021 and 2020, totaled $30 million and $38 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2021
Ordinary new business	$12	$ 1
Ordinary renewal	64	103
Total	$76	$104
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2021	2020	2019	2018	2017
Risk charge paid	$119	$102	$104	$108	$107
Payments for guaranteed benefits	6	7	5	4	4

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
The distribution of investments in the separate account assets as of December 31 were as follows:
	2021	2020
Equity funds	68%	64%
Bond funds	23	26
Balanced funds	7	7
Other	2	3
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2021
Reserves:
For accounts with assets at fair value	$162	$41,057	$41,219
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$162	$ —	$ 162
At fair value	—	40,976	40,976
Not subject to discretionary withdrawal	—	81	81
Total	$162	$41,057	$41,219
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216

	2021	2020	2019
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ —	$ 1	$ —
Non-guaranteed	2,531	1,849	1,712
Total	$2,531	$1,850	$1,712

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
4. Separate Accounts, continued
	2021	2020	2019
Transfers to separate accounts	$ 2,531	$ 1,849	$ 1,709
Transfers from separate accounts	(3,335)	(2,712)	(2,490)
Other items	(8)	2	(1)
Transfers to separate accounts, net	$ (812)	$ (861)	$ (782)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2021	2020
Net balance at January 1	$1,097	$1,203
Incurred Related to:
Current year	515	464
Prior years	(172)	(150)
Total incurred	343	314
Paid Related to:
Current year	128	116
Prior years	276	304
Total paid	404	420
Net balance at December 31	$1,036	$1,097
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
6. Reinsurance, continued
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2021	2020	2019
Direct premiums	$5,289	$4,736	$5,073
Reinsurance ceded	(107)	(106)	(106)
Net premiums	$5,182	$4,630	$4,967
Reinsurance claims recovered	$ 131	$ 89	$ 81
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2021	2020
Life insurance	$847	$846
Accident-and-health	—	—
Total	$847	$846
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 42% of the reinsurance recoverable as of December 31, 2021.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61R related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2021 and 2020.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2021	2020
Unrealized gains and (losses)	$ 1,412	$ 691
Non-admitted assets	(252)	(227)
Separate account business	99	101
Asset valuation reserve	(2,384)	(1,971)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2021
Assets:
Bonds	$ 164	$ —	$—	$ 164
Unaffiliated preferred stocks	—	398	—	398
Unaffiliated common stocks	1,353	6	—	1,359
Cash, cash equivalents and short-term investments	570	—	—	570
Assets held in Separate account assets	—	41,953	—	41,953
Other invested assets	—	35	118	153
Total	$2,087	$42,392	$118	$44,597
Liabilities:
Other liabilities	$ —	$ 9	$ 91	$ 100
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2021	2020
Assets:
Balance, January 1	$ 163	$ 91
Purchases	59	68
Sales	(468)	(111)
Realized gains and (losses) net income	200	32
Unrealized gains and (losses) surplus	164	83
Balance, December 31	$ 118	$ 163
Liabilities:
Balance, January 1	$ 136	$ 67
Purchases	40	49
Sales	(49)	(28)
Realized gains and (losses) net income	(186)	(25)
Unrealized gains and (losses) surplus	150	75
Balance, December 31	$ 91	$ 136
Transfers
During 2021, Thrivent had transfers of $190 million into Level 2 from Level 3 and transfers of less than $1 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2021
Financial Assets:
Bonds	$48,723	$2,627	$36,594	$13,709	$52,930
Unaffiliated preferred stocks	546	—	398	150	548
Unaffiliated common stocks	1,359	1,353	6	—	1,359
Affiliated common stock	119	—	119	—	119
Affiliated mutual funds	247	120	127	—	247
Mortgage loans	10,272	—	—	11,007	11,007
Contract loans	1,064	—	—	1,064	1,064
Cash, cash equivalents and short-term investments	2,295	570	1,725	—	2,295
Limited partnerships	7,693	—	—	7,693	7,693
Real estate – held-for-sale	5	—	—	8	8
Assets held in separate accounts	41,953	—	41,953	—	41,953
Other invested assets	314	—	144	199	343
Financial Liabilities:
Deferred annuities	$16,152	$ —	$ —	$15,797	$15,797
Other deposit contracts	1,068	—	—	1,068	1,068
Other liabilities	102	—	9	91	100
Liabilities related to separate accounts	41,855	—	41,855	—	41,855
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2021	2020	2019	2021	2020	2019
Service cost	$ 21	$ 21	$ 23	$ 2	$ 2	$ 2
Interest cost	33	39	47	3	4	5
Expected return on plan assets	(78)	(79)	(71)	—	—	—
Other	13	18	19	—	—	(1)
Net periodic cost	$(11)	$ (1)	$ 18	$ 5	$ 6	$ 6
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,316	$1,246	$127	$124
Service cost	21	21	2	2
Interest cost	33	39	3	3
Actuarial gain (loss)	(27)	66	—	6
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Plan changes	—	—	(11)	—
Benefit obligation, end of year	$1,284	$1,316	$109	$127
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,235	$1,110	$—	$—
Actual return on plan assets	180	161	—	—
Employer contribution	—	20	12	8
Transfers from defined contribution plan	1	2	—	—
Benefits paid	(60)	(58)	(12)	(8)
Fair value of plan assets, end of year	$1,356	$1,235	$—	$—
The significant changes in actuarial gain of the 2021 projected benefit obligation primarily relates to an increased discount rate, partially offset by experience and assumption changes. For 2020, the significant changes in the actuarial loss consists primarily of a decreased discount rate.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Funded Status:
Accrued benefit costs	$ —	$ —	$(116)	$(123)
Asset (Liability) for pension benefits	72	(81)	7	(4)
Total overfunded (unfunded) liabilities	$ 72	$ (81)	$(109)	$(127)
Deferred Items:
Net (losses) gains	$ 125	$ 267	$ 15	$ 4
Net prior service cost	—	—	(11)	—
Accumulated amounts recognized in periodic pension expenses	$ 197	$ 186	$(105)	$(123)
Accumulated benefit obligation	$1,249	$1,274	$ 109	$ 127
The overfunded or unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2021 and 2020, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2020	$—	$ 301	$ 301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$ 267	$ 267	$—	$ 4	$ 4
Net prior service cost recognized	—	—	—	(11)	—	(11)
Net gain (loss) arising during the period	—	(128)	(128)	—	—	—
Net gain (loss) recognized	—	(14)	(14)	—	—	—
Balance, December 31, 2021	$—	$ 125	$ 125	$ (11)	$ 4	$ (7)

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2021	2020	2021	2020
Weighted Average Assumptions:
Discount rate	2.9%	2.6%	2.9%	2.6%
Expected return on plan assets	6.5	7.3	N/A	N/A
Rate of compensation increase	4.3	4.3	N/A	N/A
Interest crediting rate	1.6	1.0	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.9 % and 6.0% in 2021 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2031. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2022 – $67 million; 2023 – $70 million; 2024 – $71 million; 2025 – $73 million; 2026 –$74 million; and 2027 to 2031 – $384 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2022 – $10 million; 2023 – $10 million; 2024 – $9 million; 2025 – $8 million; 2026 – $8 million; and 2027 to 2031 – $34 million.
The minimum pension contribution required for 2021 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2022.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2021	2020
Equity securities	71%	76%	70%
Fixed income and other securities	29	24	30
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2021
Fixed Maturity Securities:
U.S. government and agency securities	$ 94	$ 10	$—	$ 104
Corporate debt securities	—	141	—	141
Residential mortgage-backed securities	—	75	2	77
Commercial mortgage-backed securities	—	3	—	3
Other debt obligations	—	20	—	20
Common stocks	593	—	—	593
Affiliated mutual funds – equity funds	—	133	—	133
Short-term investments	129	65	1	195
Limited partnerships	—	—	169	169
Total	$816	$447	$172	$1,435

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
9. Benefit Plans, continued
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $79 million and $53 million as of December 31, 2021 and 2020, respectively.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2021 or 2020. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2021, 2020 and 2019, Thrivent contributed $41 million, $35 million and $34 million, respectively, to these plans.
As of December 31, 2021 and 2020, $69 million and $72 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2021, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
10. Commitments and Contingent Liabilities, continued
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $71 million and $270 million as of December 31, 2021 and 2020, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $6.9 billion and $4.1 billion as of December 31, 2021 and 2020, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $17 million, $14 million and $17 million for each of the years ended December 31, 2021, 2020 and 2019 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2021 were $182 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2022 – $16 million; 2023 – $15 million; 2024 – $13 million; 2025 – $13 million and thereafter – $125 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2020, values was completed on August 5, 2021 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $119 million and $139 million related to Holdings for the years ended December 31, 2021 and 2020, respectively. Non-admitted values related to Holdings were $32 million and $26 million for the years ended December 31, 2021 and 2020, respectively.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
11. Related Party Transactions, continued
Other Related Party Transactions
Thrivent has invested $247 million and $340 million in various Thrivent mutual funds as of December 31, 2021 and 2020, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $108 million, $85 million and $87 million for the years ended December 31, 2021, 2020 and 2019, respectively. The net receivables due from affiliates for the years ended December 31, 2021 and 2020 were $14 million and $10 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling $173 million, $135 million and $124 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $218 million, $187 million and $182 million for the years ended December 31, 2021, 2020 and 2019, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020 and allows for a maximum aggregate principal amount of $1.2 billion. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $783 million and $674 million as of December 31, 2021 and 2020, respectively.
In July 2021, TEF entered into an agreement to provide a guarantee to purchase student loans originated and held by a third party in the event a separate party to the transaction fails their purchase obligation. TEF provided a guarantee up to the maximum backstop amount of $325 million, which could create additional future exposure from the multiple disbursement student loans. TEF’s funding will be through the VFN or a capital request from Thrivent. As of December 31, 2021, TEF was not required to purchase any student loans under the terms of the agreement.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.

Thrivent Financial for Lutherans
As of and For the Year Ended December 31, 2021, continued
12. Basis of Presentation, continued
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, an interest maintenance reserve is not maintained.
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2021 and 2020 and for the three years ended December 31, 2021, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Annuity Account II
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Annuity Account II, indicated in Note 1, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Annuity Account II as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Annuity Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Annuity Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2022
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Annuity Account II since 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021
Subaccount	Investments at fair value	Receivable from Thrivent Financial for annuity reserve adjustment	Total Assets	Payable to Thrivent Financial for annuity reserve adjustment	Net Assets	Reserves for contracts in annuity payment period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$ 727,253	$ 102,625	$ 829,878	$—	$ 829,878	$ 829,878	20,448	$ 35.57	$ 457,981	33,674
All Cap	$ 476,361	$ 39,672	$ 516,033	$—	$ 516,033	$ 516,033	12,346	$ 38.59	$ 297,764	24,031
Balanced Income Plus	$ 1,507,099	$ 656,351	$ 2,163,450	$—	$ 2,163,450	$ 2,163,450	31,399	$ 48.00	$1,301,309	87,198
Diversified Income Plus	$ 1,009,882	$ 180,123	$ 1,190,005	$—	$ 1,190,005	$ 1,190,005	38,663	$ 26.12	$ 844,326	113,772
ESG Index	$ —	$ —	$ —	$—	$ —	$ —	—	$ 16.58	$ —	—
Global Stock	$ 1,274,070	$ 376,707	$ 1,650,777	$—	$ 1,650,777	$ 1,650,777	51,361	$ 24.81	$ 822,162	77,723
Government Bond	$ 233,179	$ 35,350	$ 268,529	$—	$ 268,529	$ 268,529	9,679	$ 24.09	$ 226,074	20,922
High Yield	$ 691,555	$ 128,835	$ 820,390	$—	$ 820,390	$ 820,390	24,616	$ 28.09	$ 716,820	148,606
Income	$ 544,144	$ 20,448	$ 564,592	$—	$ 564,592	$ 564,592	25,124	$ 21.66	$ 523,387	50,552
International Allocation	$ 379,605	$ 145,121	$ 524,726	$—	$ 524,726	$ 524,726	27,995	$ 13.56	$ 278,111	33,237
International Index	$ —	$ —	$ —	$—	$ —	$ —	—	$ 14.02	$ —	—
Large Cap Growth	$ 2,356,142	$ 315,809	$ 2,671,951	$—	$ 2,671,951	$ 2,671,951	38,858	$ 60.63	$1,017,000	38,679
Large Cap Index	$ 2,350,117	$ 909,992	$ 3,260,109	$—	$ 3,260,109	$ 3,260,109	24,197	$ 97.13	$ 931,345	36,293
Large Cap Value	$ 440,585	$ 190,942	$ 631,527	$—	$ 631,527	$ 631,527	9,496.00	$ 46.39	$ 246,572	18,243
Limited Maturity Bond	$ 189,297	$ 54,271	$ 243,568	$—	$ 243,568	$ 243,568	13,905	$ 13.61	$ 187,205	18,975
Low Volatility Equity	$ —	$ —	$ —	$—	$ —	$ —	—	$ 15.06	$ —	—
Mid Cap Growth	$ —	$ —	$ —	$—	$ —	$ —	—	$ 16.34	$ —	—
Mid Cap Index	$ 562,872	$ 136,523	$ 699,395	$—	$ 699,395	$ 699,395	10,306	$ 54.61	$ 331,036	22,972
Mid Cap Stock	$ 1,910,788	$ 314,663	$ 2,225,451	$—	$ 2,225,451	$ 2,225,451	33,123	$ 57.69	$1,185,867	69,422
Mid Cap Value	$ —	$ —	$ —	$—	$ —	$ —	—	$ 17.04	$ —	—
Moderate Allocation	$10,075,209	$1,652,958	$11,728,167	$—	$11,728,167	$11,728,167	379,848	$ 26.53	$7,609,145	586,375
Moderately Aggressive Allocation	$ 6,133,541	$ 311,832	$ 6,445,373	$—	$ 6,445,373	$ 6,445,373	200,985	$ 30.52	$4,283,408	319,602
Moderately Conservative Allocation	$ 3,357,801	$ 489,786	$ 3,847,587	$—	$ 3,847,587	$ 3,847,587	158,246	$ 21.22	$2,763,030	227,422
Money Market	$ 65,541	$ 29,620	$ 95,161	$—	$ 95,161	$ 95,161	66,791	$ 0.98	$ 65,541	65,541
Multidimensional Income	$ —	$ —	$ —	$—	$ —	$ —	—	$ 11.90	$ —	—
Opportunity Income Plus	$ 103,794	$ 18,938	$ 122,732	$—	$ 122,732	$ 122,732	6,377	$ 16.28	$ 103,702	10,301
Partner Emerging Markets Equity	$ 49,813	$ 6,946	$ 56,759	$—	$ 56,759	$ 56,759	3,036.00	$ 16.41	$ 32,704	2,915
Partner Healthcare	$ 186,554	$ 54,414	$ 240,968	$—	$ 240,968	$ 240,968	4,959	$ 37.62	$ 97,441	6,179
Real Estate Securities	$ 391,027	$ 65,988	$ 457,015	$—	$ 457,015	$ 457,015	6,594	$ 59.30	$ 189,549	10,736
Small Cap Growth	$ —	$ —	$ —	$—	$ —	$ —	—	$ 19.44	$ —	—
Small Cap Index	$ 1,258,427	$ 340,515	$ 1,598,942	$—	$ 1,598,942	$ 1,598,942	11,122	$113.15	$ 795,692	52,181
Small Cap Stock	$ 959,237	$ 126,693	$ 1,085,930	$—	$ 1,085,930	$ 1,085,930	17,950	$ 53.44	$ 601,268	38,157
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Investment Income	Expenses	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$ 6,026	$ (9,659)	$ (3,633)	$ 72,613	$ 29,237	$ 36,044	$ 137,894	$ 134,261
All Cap	$ 1,966	$ (5,846)	$ (3,880)	$ 21,000	$ 13,484	$ 64,027	$ 98,511	$ 94,631
Balanced Income Plus	$ 37,198	$ (20,001)	$ 17,197	$ 37,695	$ 17,902	$ 96,391	$ 151,988	$ 169,185
Diversified Income Plus	$ 31,737	$ (13,217)	$ 18,520	$ 34,317	$ 152	$ 4,871	$ 39,340	$ 57,860
ESG Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Global Stock	$ 11,695	$ (16,207)	$ (4,512)	$ 76,775	$ 41,253	$113,997	$ 232,025	$ 227,513
Government Bond	$ 3,497	$ (3,285)	$ 212	$ 2,968	$ 5,575	$ (16,473)	$ (7,930)	$ (7,718)
High Yield	$ 34,557	$ (9,404)	$ 25,153	$ (5,678)	$ —	$ 3,762	$ (1,916)	$ 23,237
Income	$ 18,101	$ (8,114)	$ 9,987	$ 13,150	$ 20,060	$ (54,956)	$ (21,746)	$ (11,759)
International Allocation	$ 6,341	$ (5,079)	$ 1,262	$ 20,794	$ —	$ 28,292	$ 49,086	$ 50,348
International Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Large Cap Growth	$ 3,198	$ (29,520)	$(26,322)	$245,743	$240,494	$ (1,345)	$ 484,892	$ 458,570
Large Cap Index	$ 33,231	$ (29,326)	$ 3,905	$308,791	$ 10,979	$235,069	$ 554,839	$ 558,744
Large Cap Value	$ 5,746	$ (5,789)	$ (43)	$ 57,150	$ 16,724	$ 48,760	$ 122,634	$ 122,591
Limited Maturity Bond	$ 3,321	$ (2,671)	$ 650	$ 828	$ —	$ (3,493)	$ (2,665)	$ (2,015)
Low Volatility Equity	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Index	$ 5,638	$ (7,236)	$ (1,598)	$ 41,337	$ 7,323	$ 71,311	$ 119,971	$ 118,373
Mid Cap Stock	$ 4,441	$ (23,456)	$(19,015)	$107,448	$105,379	$253,936	$ 466,763	$ 447,748
Mid Cap Value	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Moderate Allocation	$159,729	$(132,215)	$ 27,514	$515,713	$454,827	$140,469	$1,111,009	$1,138,523
Moderately Aggressive Allocation	$ 75,564	$ (79,670)	$ (4,106)	$395,202	$248,613	$252,799	$ 896,614	$ 892,508
Moderately Conservative Allocation	$ 64,971	$ (44,660)	$ 20,311	$117,113	$107,894	$ (41,773)	$ 183,234	$ 203,545
Money Market	$ —	$ (910)	$ (910)	$ —	$ —	$ —	$ —	$ (910)
Multidimensional Income	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Opportunity Income Plus	$ 3,295	$ (1,380)	$ 1,915	$ 160	$ —	$ (1,499)	$ (1,339)	$ 576
Partner Emerging Markets Equity	$ 97	$ (730)	$ (633)	$ 3,720	$ —	$ (6,038)	$ (2,318)	$ (2,951)
Partner Healthcare	$ 575	$ (2,413)	$ (1,838)	$ 16,676	$ 9,702	$ (3,751)	$ 22,627	$ 20,789
Real Estate Securities	$ 5,005	$ (4,452)	$ 553	$ 25,989	$ —	$ 94,610	$ 120,599	$ 121,152
Small Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Small Cap Index	$ 11,010	$ (16,612)	$ (5,602)	$ 95,025	$ 9,779	$191,409	$ 296,213	$ 290,611
Small Cap Stock	$ 7,738	$ (12,296)	$ (4,558)	$ 55,985	$ 29,254	$121,827	$ 207,066	$ 202,508
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2021
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$ (3,633)	$101,850	$ 36,044	$ 134,261	$—	$ (161,696)	$ 24,351	$ (36,747)	$ (174,092)	$ (39,831)	$ 869,709	$ 829,878
All Cap	$ (3,880)	$ 34,484	$ 64,027	$ 94,631	$—	$ (23,012)	$ 6,278	$ (34,493)	$ (51,227)	$ 43,404	$ 472,629	$ 516,033
Balanced Income Plus	$ 17,197	$ 55,597	$ 96,391	$ 169,185	$—	$ (219,938)	$ (3,903)	$ (91,727)	$ (315,568)	$(146,383)	$ 2,309,833	$ 2,163,450
Diversified Income Plus	$ 18,520	$ 34,469	$ 4,871	$ 57,860	$—	$ (86,099)	$ 10,726	$ (49,204)	$ (124,577)	$ (66,717)	$ 1,256,722	$ 1,190,005
ESG Index	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Global Stock	$ (4,512)	$118,028	$113,997	$ 227,513	$—	$ (190,348)	$ 67,853	$ (29,285)	$ (151,780)	$ 75,733	$ 1,575,044	$ 1,650,777
Government Bond	$ 212	$ 8,543	$ (16,473)	$ (7,718)	$—	$ (45,558)	$ 961	$ (9,746)	$ (54,343)	$ (62,061)	$ 330,590	$ 268,529
High Yield	$ 25,153	$ (5,678)	$ 3,762	$ 23,237	$—	$ (141,605)	$ 6,875	$ (9,476)	$ (144,206)	$(120,969)	$ 941,359	$ 820,390
Income	$ 9,987	$ 33,210	$ (54,956)	$ (11,759)	$—	$ (206,585)	$ (13,546)	$ (1,951)	$ (222,082)	$(233,841)	$ 798,433	$ 564,592
International Allocation	$ 1,262	$ 20,794	$ 28,292	$ 50,348	$—	$ (64,592)	$ 14,621	$ (13,765)	$ (63,736)	$ (13,388)	$ 538,114	$ 524,726
International Index	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Large Cap Growth	$(26,322)	$486,237	$ (1,345)	$ 458,570	$—	$ (364,969)	$ 79,186	$ (32,699)	$ (318,482)	$ 140,088	$ 2,531,863	$ 2,671,951
Large Cap Index	$ 3,905	$319,770	$235,069	$ 558,744	$—	$ (397,515)	$130,237	$ (96,946)	$ (364,224)	$ 194,520	$ 3,065,589	$ 3,260,109
Large Cap Value	$ (43)	$ 73,874	$ 48,760	$ 122,591	$—	$ (113,845)	$ 54,069	$ (10,112)	$ (69,888)	$ 52,703	$ 578,824	$ 631,527
Limited Maturity Bond	$ 650	$ 828	$ (3,493)	$ (2,015)	$—	$ (36,071)	$ 2,629	$ (6,209)	$ (39,651)	$ (41,666)	$ 285,234	$ 243,568
Low Volatility Equity	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Growth	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Index	$ (1,598)	$ 48,660	$ 71,311	$ 118,373	$—	$ (69,667)	$ 26,836	$ (25,879)	$ (68,710)	$ 49,663	$ 649,732	$ 699,395
Mid Cap Stock	$(19,015)	$212,827	$253,936	$ 447,748	$—	$ (266,390)	$ 68,309	$ (22,885)	$ (220,966)	$ 226,782	$ 1,998,669	$ 2,225,451
Mid Cap Value	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Moderate Allocation	$ 27,514	$970,540	$140,469	$1,138,523	$—	$(1,651,527)	$256,213	$(362,696)	$(1,758,010)	$(619,487)	$12,347,654	$11,728,167
Moderately Aggressive Allocation	$ (4,106)	$643,815	$252,799	$ 892,508	$—	$(1,123,508)	$155,894	$(189,124)	$(1,156,738)	$(264,230)	$ 6,709,603	$ 6,445,373
Moderately Conservative Allocation	$ 20,311	$225,007	$ (41,773)	$ 203,545	$—	$ (509,126)	$ 27,294	$ (99,907)	$ (581,739)	$(378,194)	$ 4,225,781	$ 3,847,587
Money Market	$ (910)	$ —	$ —	$ (910)	$—	$ (9,271)	$ 3,271	$ (3,382)	$ (9,382)	$ (10,292)	$ 105,453	$ 95,161
Multidimensional Income	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Opportunity Income Plus	$ 1,915	$ 160	$ (1,499)	$ 576	$—	$ (11,713)	$ (4,808)	$ (6,556)	$ (23,077)	$ (22,501)	$ 145,233	$ 122,732
Partner Emerging Markets Equity	$ (633)	$ 3,720	$ (6,038)	$ (2,951)	$—	$ (4,794)	$ 1,009	$ (3,975)	$ (7,760)	$ (10,711)	$ 67,470	$ 56,759
Partner Healthcare	$ (1,838)	$ 26,378	$ (3,751)	$ 20,789	$—	$ (28,142)	$ 11,896	$ (5,174)	$ (21,420)	$ (631)	$ 241,599	$ 240,968
Real Estate Securities	$ 553	$ 25,989	$ 94,610	$ 121,152	$—	$ (47,948)	$ 17,851	$ (8,370)	$ (38,467)	$ 82,685	$ 374,330	$ 457,015
Small Cap Growth	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Small Cap Index	$ (5,602)	$104,804	$191,409	$ 290,611	$—	$ (192,486)	$ 15,302	$ (46,937)	$ (224,121)	$ 66,490	$ 1,532,452	$ 1,598,942
Small Cap Stock	$ (4,558)	$ 85,239	$121,827	$ 202,508	$—	$ (117,971)	$ 32,071	$ (24,994)	$ (110,894)	$ 91,614	$ 994,316	$ 1,085,930
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Adjustments to annuity reserves	Transfers between subaccounts
Aggressive Allocation	$ (440)	$ 80,355	$ 26,097	$ 106,012	$—	$ (111,490)	$ 23,861	$ (32,069)	$ (119,698)	$ (13,686)	$ 883,395	$ 869,709
All Cap	$ (1,913)	$ 81,778	$ 135	$ 80,000	$—	$ (34,955)	$ 6,646	$ (26,167)	$ (54,476)	$ 25,524	$ 447,105	$ 472,629
Balanced Income Plus	$ 26,578	$ (5,267)	$ 82,424	$ 103,735	$—	$ (220,216)	$ 74,556	$ (83,692)	$ (229,352)	$(125,617)	$ 2,435,450	$ 2,309,833
Diversified Income Plus	$ 24,786	$ 30,883	$ 8,592	$ 64,261	$—	$ (159,244)	$ 35,506	$ (46,649)	$ (170,387)	$(106,126)	$ 1,362,848	$ 1,256,722
ESG Index*	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Global Stock	$ 6,660	$198,208	$ (60,692)	$ 144,176	$—	$ (242,075)	$ 95,208	$(111,618)	$ (258,485)	$(114,309)	$ 1,689,353	$ 1,575,044
Government Bond	$ 683	$ 9,485	$ 7,164	$ 17,332	$—	$ (72,431)	$ (40,351)	$ 51,537	$ (61,245)	$ (43,913)	$ 374,503	$ 330,590
High Yield	$ 42,178	$ (27,713)	$ (13,113)	$ 1,352	$—	$ (150,003)	$ 13,923	$(227,856)	$ (363,936)	$(362,584)	$ 1,303,943	$ 941,359
Income	$ 11,763	$ 18,401	$ 39,777	$ 69,941	$—	$ (91,719)	$ (28,877)	$ 90,824	$ (29,772)	$ 40,169	$ 758,264	$ 798,433
International Allocation	$ 8,020	$ 13,132	$ (19,611)	$ 1,541	$—	$ (68,324)	$ 12,300	$ (11,173)	$ (67,197)	$ (65,656)	$ 603,770	$ 538,114
International Index*	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Large Cap Growth	$(21,692)	$598,052	$231,450	$ 807,810	$—	$ (338,948)	$ 104,449	$(348,589)	$ (583,088)	$ 224,722	$ 2,307,141	$ 2,531,863
Large Cap Index	$ 7,184	$206,617	$121,566	$ 335,367	$—	$ (291,164)	$ 43,125	$ (48,034)	$ (296,073)	$ 39,294	$ 3,026,295	$ 3,065,589
Large Cap Value	$ 2,863	$ 28,528	$ (27,355)	$ 4,036	$—	$ (67,623)	$ 13,551	$ 2,670	$ (51,402)	$ (47,366)	$ 626,190	$ 578,824
Limited Maturity Bond	$ 2,231	$ (5,670)	$ 4,031	$ 592	$—	$ (36,922)	$ 6,757	$ (492)	$ (30,657)	$ (30,065)	$ 315,299	$ 285,234
Low Volatility Equity	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Growth*	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Index	$ 826	$ 38,882	$ 23,733	$ 63,441	$—	$ (73,350)	$ 8,467	$ (15,605)	$ (80,488)	$ (17,047)	$ 666,779	$ 649,732
Mid Cap Stock	$(11,382)	$ 81,408	$213,811	$ 283,837	$—	$ (226,711)	$ 58,471	$ (37,079)	$ (205,319)	$ 78,518	$ 1,920,151	$ 1,998,669
Mid Cap Value*	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Moderate Allocation	$ 73,006	$721,268	$352,116	$1,146,390	$—	$(1,428,099)	$ 217,614	$ 296,429	$ (914,056)	$ 232,334	$12,115,320	$12,347,654
Moderately Aggressive Allocation	$ 22,802	$541,134	$142,492	$ 706,428	$—	$ (815,601)	$(358,047)	$(309,622)	$(1,483,270)	$(776,842)	$ 7,486,445	$ 6,709,603
Moderately Conservative Allocation	$ 38,435	$207,716	$ 62,628	$ 308,779	$—	$ (566,746)	$ 78,116	$ (69,556)	$ (558,186)	$(249,407)	$ 4,475,188	$ 4,225,781
Money Market	$ (822)	$ —	$ —	$ (822)	$—	$ (10,438)	$ 2,972	$ (3,536)	$ (11,002)	$ (11,824)	$ 117,277	$ 105,453
Multidimensional Income	$ (51)	$ (2,366)	$ (27)	$ (2,444)	$—	$ (11,439)	$ 117	$ (2,082)	$ (13,404)	$ (15,848)	$ 15,848	$ —
Opportunity Income Plus	$ 2,676	$ (1,449)	$ 1,149	$ 2,376	$—	$ (25,918)	$ 2,701	$ (8,831)	$ (32,048)	$ (29,672)	$ 174,905	$ 145,233
Partner Emerging Markets Equity	$ 504	$ 1,482	$ 9,960	$ 11,946	$—	$ (5,236)	$ 1,196	$ (2,952)	$ (6,992)	$ 4,954	$ 62,516	$ 67,470
Partner Healthcare	$ (1,540)	$ 14,872	$ 16,876	$ 30,208	$—	$ (27,329)	$ 10,270	$ (4,498)	$ (21,557)	$ 8,651	$ 232,948	$ 241,599
Real Estate Securities	$ 2,848	$ 26,877	$ (61,223)	$ (31,498)	$—	$ (73,318)	$ 3,946	$ (9,568)	$ (78,940)	$(110,438)	$ 484,768	$ 374,330
Small Cap Growth	$ —	$ —	$ —	$ —	$—	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Small Cap Index	$ (614)	$ 63,096	$ 36,636	$ 99,118	$—	$ (131,131)	$ (56,571)	$ (61,503)	$ (249,205)	$(150,087)	$ 1,682,539	$ 1,532,452
Small Cap Stock	$ (4,161)	$ 89,799	$ 58,314	$ 143,952	$—	$ (106,738)	$ 24,972	$ (17,949)	$ (99,715)	$ 44,237	$ 950,079	$ 994,316
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
(1) ORGANIZATION
The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 32 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of
December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
ESG Index (b)	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index (b)	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth (b)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value (b)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31,2020.
(b)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
Thrivent Variable Annuity Account II
NOTES TO FINANCIAL STATEMENTS
The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Annuity Reserves
Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the VM21 regulation. The reserve rate is the maximum Single Premium Immediate Annuity (SPIA) valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reflected as a payable to Thrivent Financial on the statement of assets and liabilities. If additional reserves are required, a receivable from Thrivent Financial is reflected on the statement of assets and liabilities.
Thrivent Variable Annuity Account II
NOTES TO FINANCIAL STATEMENTS
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The COVID-19 pandemic that began in 2020 and the Russian conflict starting in February 2022 and measures taken by various governments to address these have affected economic activity. Thrivent has taken measures to monitor and help mitigate the effects. The impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 and the Russian conflict may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of these events.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES
Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.
Thrivent Variable Annuity Account II
NOTES TO FINANCIAL STATEMENTS
The maximum commuted value charge (if surrendered) is 2%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.
The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.
A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.
Additionally, during the year ended December 31, 2021, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Aggressive Allocation	32,007	—	(5,593)	26,414	1	(5,967)	20,448
All Cap	16,242	—	(2,289)	13,953	—	(1,607)	12,346
Balanced Income Plus	46,113	378	(8,327)	38,164	193	(6,958)	31,399
Diversified Income Plus	52,652	1,420	(10,138)	43,934	2,577	(7,848)	38,663
ESG Index	—	1	(1)	—	—	—	—
Global Stock	80,687	—	(19,840)	60,847	50	(9,536)	51,361
Government Bond	12,814	2,949	(3,805)	11,958	225	(2,504)	9,679
High Yield	44,542	22	(14,492)	30,072	48	(5,504)	24,616
Income	34,817	7,763	(7,885)	34,695	536	(10,107)	25,124
International Allocation	41,568	—	(7,588)	33,980	132	(6,117)	27,995
International Index	—	1	(1)	—	—	—	—
Large Cap Growth	61,663	489	2,677	(18,858)	45,971	66	(7,179)	38,858

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
	Units Outstanding at January 1, 2020	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020	Units Issued	Units Redeemed	Units Outstanding at December 31, 2021
Large Cap Index	34,875	1,784	(6,812)	29,847	275	(5,925)	24,197
Large Cap Value	14,580	365	(2,522)	12,423	260	(3,187)	9,496
Limited Maturity Bond	20,204	9,645	(12,857)	16,992	—	(3,087)	13,905
Low Volatility Equity	—	—	—	—	—	—	—
Mid Cap Growth	—	1	(1)	—	—	—	—
Mid Cap Index	14,256	1,335	(3,435)	12,156	145	(1,995)	10,306
Mid Cap Stock	45,905	—	(7,264)	38,641	50	(5,568)	33,123
Mid Cap Value	—	1	(1)	—	—	—	—
Moderate Allocation	514,631	30,090	(85,247)	459,474	2,801	(82,427)	379,848
Moderately Aggressive Allocation	296,609	—	(49,858)	246,751	35	(45,801)	200,985
Moderately Conservative Allocation	222,406	2,794	(37,441)	187,759	1,427	(30,940)	158,246
Money Market	93,596	—	(13,986)	79,610	—	(12,819)	66,791
Multidimensional Income	1,465	—	(1,465)	—	—	—	—
Opportunity Income Plus	9,797	—	(2,293)	7,504	—	(1,127)	6,377
Partner Emerging Markets Equity	4,162	—	(633)	3,529	—	(493)	3,036
Partner Healthcare	6,971	—	(1,078)	5,893	—	(934)	4,959
Real Estate Securities	9,747	—	(2,026)	7,721	—	(1,127)	6,594
Small Cap Growth	—	—	—	—	—	—	—
Small Cap Index	15,760	1,124	(3,554)	13,330	187	(2,395)	11,122
Small Cap Stock	24,596	—	(3,852)	20,744	—	(2,794)	17,950
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2021 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$ 35,263	$ 208,102
All Cap	15,451	63,352
Balanced Income Plus	61,032	337,597
Diversified Income Plus	96,653	213,283
ESG Index	—	—
Global Stock	53,511	236,403
Government Bond	14,291	63,809
High Yield	35,694	161,621
Income	49,496	227,985
International Allocation	7,767	84,863
International Index	—	—
Large Cap Growth	244,951	428,448
Large Cap Index	64,737	544,315
Large Cap Value	33,543	140,820
Limited Maturity Bond	3,321	44,952
Low Volatility Equity	—	—
Mid Cap Growth	—	—
Mid Cap Index	17,609	107,431

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS - continued
Subaccount	Purchases	Sales
Mid Cap Stock	111,798	314,709
Mid Cap Value	—	—
Moderate Allocation	678,841	2,210,723
Moderately Aggressive Allocation	324,177	1,392,302
Moderately Conservative Allocation	200,188	681,015
Money Market	—	13,563
Multidimensional Income	—	—
Opportunity Income Plus	3,295	19,650
Partner Emerging Markets Equity	97	9,498
Partner Healthcare	10,277	35,728
Real Estate Securities	5,005	60,770
Small Cap Growth	—	—
Small Cap Index	39,802	275,048
Small Cap Stock	36,993	155,261
(6) FINANCIAL HIGHLIGHTS
Subaccount	2021	2020	2019	2018	2017	2018_RF24
						2017_RF24
Aggressive Allocation						2016_RF24
Units	20,448	26,414	32,007	38,450	44,287	2020_VABALNC
Unit value	$ 35.57	$ 29.96	$ 25.90	$ 20.92	$ 22.65	PAYOUT
Net assets	$ 829,878	$ 869,709	$ 883,395	$ 836,907	$1,032,437	2018_VABALNC
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.78%	1.19%	1.31%	0.68%	0.74%	2016_VABALNC
Total return (c)	18.70%	15.68%	23.79%	(7.63)%	20.01%	35.57
						2019_VAHGYLD
All Cap						2018_VAHGYLD
Units	12,346	13,953	16,242	18,581	20,952	2017_VAHGYLD
Unit value	$ 38.59	$ 31.48	$ 25.88	$ 20.12	$ 22.61	PAYOUT
Net assets	$ 516,033	$ 472,629	$ 447,105	$ 392,096	$ 496,921	2020_390
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.42%	0.77%	0.63%	0.52%	0.49%	2018_390
Total return (c)	22.57%	21.63%	28.65%	(11.02)%	18.76%	38.59
						2016_390
Balanced Income Plus						2020_VACAPGRW
Units	31,399	38,164	46,113	55,939	67,247	2019_VACAPGRW
Unit value	$ 48.00	$ 43.22	$ 40.11	$ 34.68	$ 36.92	PAYOUT
Net assets	$2,163,450	$2,309,833	$2,435,450	$2,428,209	$3,033,511	2017_VACAPGRW
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	2.33%	2.90%	2.94%	2.44%	2.32%	2020_VABONDF
Total return (c)	11.04%	7.75%	15.66%	(6.06)%	10.29%	48
						2018_VABONDF

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017	2018_RF24
Diversified Income Plus						2017_VABONDF
Units	38,663	43,934	52,652	60,370	73,967	2016_VABONDF
Unit value	$ 26.12	$ 24.75	$ 23.34	$ 20.78	$ 21.63	PAYOUT
Net assets	$1,190,005	$1,256,722	$1,362,848	$1,370,606	$1,728,546	2019_RF03
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	3.00%	3.45%	3.55%	3.20%	3.05%	2017_RF03
Total return (c)	5.54%	6.03%	12.32%	(3.91)%	7.99%	26.12
						2020_RF02
ESG Index						2019_RF02
Units	—	—	—	—	—	2018_RF02
Unit value	$ 16.58	$ 12.84	—	—	—	PAYOUT
Net assets	$ 0	$ 0	—	—	—	2016_RF02
Ratio of expenses to net assets (a)	1.25%	1.25%	—%	—%	—%	PAYOUT
Investment income ratio (b)	0.00%	0.00%	—%	—%	—%	2019_RFA7
Total return (c)	29.16%	28.40%	—%	—%	—%	16.58
						2017_RFA7
Global Stock						2016_RFA7
Units	51,361	60,847	80,687	95,265	110,023	2020_389
Unit value	$ 24.81	$ 20.81	$ 18.29	$ 15.06	$ 16.64	PAYOUT
Net assets	$1,650,777	$1,575,044	$1,689,353	$1,591,602	$2,031,156	2018_389
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.90%	1.78%	1.45%	1.22%	1.28%	2016_389
Total return (c)	19.21%	13.78%	21.43%	(9.47)%	19.66%	24.81
						2019_RF00
Government Bond						2018_RF00
Units	9,679	11,958	12,814	15,635	18,348	2017_RF00
Unit value	$ 24.09	$ 24.77	$ 23.39	$ 22.38	$ 22.62	PAYOUT
Net assets	$ 268,529	$ 330,590	$ 374,503	$ 434,400	$ 518,265	2020_VALARIX
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.33%	1.50%	2.19%	2.42%	2.02%	2018_VALARIX
Total return (c)	(2.74)%	5.88%	4.54%	(1.06)%	1.68%	24.09
						2016_VALARIX
						2016_RF27
						2019_RF28
High Yield						2018_RF28
Units	24,616	30,072	44,542	52,282	60,120	2017_RF28
Unit value	$ 28.09	$ 27.25	$ 26.85	$ 23.78	$ 24.90	PAYOUT
Net assets	$ 820,390	$ 941,359	$1,303,943	$1,360,106	$1,609,420	2020_RFD6
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	4.60%	5.34%	5.57%	5.81%	5.46%	2018_RFD6
Total return (c)	3.10%	1.48%	12.92%	(4.51)%	6.14%	28.09
						2016_RFD6

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017	2018_RF24
Income						2020_388
Units	25,124	34,695	34,817	41,114	48,532	2019_388
Unit value	$ 21.66	$ 22.03	$ 19.97	$ 17.80	$ 18.46	PAYOUT
Net assets	$ 564,592	$ 798,433	$ 758,264	$ 803,659	$ 982,679	2017_388
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	2.79%	2.95%	3.37%	3.67%	3.33%	2020_VAMIDIND
Total return (c)	(1.70)%	10.31%	12.18%	(3.54)%	4.97%	21.66
						2018_VAMIDIND
International Allocation						2017_VAMIDIND
Units	27,995	33,980	41,568	50,522	61,246	2016_VAMIDIND
Unit value	$ 13.56	$ 12.00	$ 11.68	$ 9.82	$ 11.75	PAYOUT
Net assets	$ 524,726	$ 538,114	$ 603,770	$ 593,581	$ 818,831	2019_VAMCAP
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.56%	3.27%	2.32%	2.78%	2.11%	2017_VAMCAP
Total return (c)	13.04%	2.69%	18.98%	(16.45)%	22.31%	13.56
						2020_387
International Index						2019_387
Units	—	—	—	—	—	2018_387
Unit value	$ 14.02	$ 12.80	—	—	—	PAYOUT
Net assets	$ 0	$ 0	—	—	—	2016_387
Ratio of expenses to net assets (a)	1.25%	1.25%	—%	—%	—%	PAYOUT
Investment income ratio (b)	0.00%	0.00%	—%	—%	—%	2019_RF78
Total return (c)	9.49%	28.04%	—%	—%	—%	14.02
						2017_RF78
Large Cap Growth						2016_RF78
Units	38,858	45,971	61,663	70,970	80,489	2020_RF79
Unit value	$ 60.63	$ 49.93	$ 35.27	$ 26.87	$ 26.55	PAYOUT
Net assets	$2,671,951	$2,531,863	$2,307,141	$2,068,977	$2,298,874	2018_RF79
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.14%	0.32%	0.01%	0.37%	0.36%	2016_RF79
Total return (c)	21.44%	41.55%	31.25%	1.22%	27.34%	60.63
						2019_RF77
Large Cap Index						2018_RF77
Units	24,197	29,847	34,875	41,800	51,593	2017_RF77
Unit value	$ 97.13	$ 76.59	$ 65.65	$ 50.69	$ 53.81	PAYOUT
Net assets	$3,260,109	$3,065,589	$3,026,295	$2,707,751	$3,384,367	2020_RF01
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.42%	1.59%	1.56%	1.45%	1.34%	2018_RF01
Total return (c)	26.82%	16.65%	29.52%	(5.80)%	19.96%	97.13
						2016_RF01

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017	2018_RF24
Large Cap Value						2020_RFDQ
Units	9,496	12,423	14,580	17,596	21,414	2019_RFDQ
Unit value	$ 46.39	$ 35.57	$ 34.49	$ 28.08	$ 31.14	PAYOUT
Net assets	$ 631,527	$ 578,824	$ 626,190	$ 593,835	$ 762,624	2017_RFDQ
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.24%	1.96%	1.56%	1.34%	1.38%	2020_RF72
Total return (c)	30.42%	3.14%	22.84%	(9.84)%	16.19%	46.39
						2018_RF72
						2018_RFC4
						2016_RFC4
Limited Maturity Bond						2020_RFC1
Units	13,905	16,992	20,204	23,612	23,900	2019_RFC1
Unit value	$ 13.61	$ 13.75	$ 13.38	$ 12.94	$ 12.97	PAYOUT
Net assets	$ 243,568	$ 285,234	$ 315,299	$ 350,331	$ 347,806	2017_RFC1
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.55%	2.13%	2.61%	2.49%	1.97%	2020_RF71
Total return (c)	(0.97)%	2.71%	3.45%	(0.23)%	1.34%	13.61
						2018_RF71
Low Volatility Equity						2017_RF71
Units	—	—	—	—	—	2016_RF71
Unit value	$ 15.06	$ 12.85	$ 12.73	$ 10.47	$ 10.92	PAYOUT
Net assets	$ 0	$ 0	$ 0	$ 0	$ 0	2019_RFD9
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%	2017_RFD9
Total return (c)	17.18%	0.92%	21.60%	(4.11)%	9.19%	15.06
						2020_VASMLCP
Mid Cap Growth						2019_VASMLCP
Units	—	—	—	—	—	2018_VASMLCP
Unit value	$ 16.34	$ 14.80	—	—	—	PAYOUT
Net assets	$ 0	$ 0	—	—	—	2016_VASMLCP
Ratio of expenses to net assets (a)	1.25%	1.25%	—%	—%	—%	PAYOUT
Investment income ratio (b)	0.00%	0.00%	—%	—%	—%	2019_VASCAP
Total return (c)	10.41%	47.97%	—%	—%	—%	16.34
						2017_VASCAP
Mid Cap Index						2016_VASCAP
Units	10,306	12,156	14,256	17,274	21,158
Unit value	$ 54.61	$ 44.42	$ 39.67	$ 31.91	$ 36.43	PAYOUT
Net assets	$ 699,395	$ 649,732	$ 666,779	$ 628,745	$ 844,078
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.97%	1.42%	1.20%	1.00%	0.91%
Total return (c)	22.93%	11.99%	24.30%	(12.39)%	14.54%	54.61
Mid Cap Stock
Units	33,123	38,641	45,905	54,274	50,917
Unit value	$ 57.69	$ 45.35	$ 37.74	$ 30.29	$ 34.45	PAYOUT
Net assets	$2,225,451	$1,998,669	$1,920,151	$1,804,903	$1,895,812
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.24%	0.51%	0.61%	0.35%	0.35%
Total return (c)	27.21%	20.17%	24.59%	(12.08)%	17.52%	57.69

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017	2018_RF24
Mid Cap Value
Units	—	—	—	—	—
Unit value	$ 17.04	$ 13.18	—	—	—	PAYOUT
Net assets	$ 0	$ 0	—	—	—
Ratio of expenses to net assets (a)	1.25%	1.25%	—%	—%	—%	PAYOUT
Investment income ratio (b)	0.00%	0.00%	—%	—%	—%
Total return (c)	29.26%	31.82%	—%	—%	—%	17.04
Moderate Allocation
Units	379,848	459,474	514,631	605,984	731,084
Unit value	$ 26.53	$ 23.83	$ 21.25	$ 18.12	$ 19.20	PAYOUT
Net assets	$11,728,167	$12,347,654	$12,115,320	$11,917,160	$14,933,107
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.51%	1.97%	2.28%	1.73%	1.63%
Total return (c)	11.29%	12.16%	17.27%	(5.63)%	11.56%	26.53
Moderately Aggressive Allocation						Moderately Aggressive Allocation
Units	200,985	246,751	296,609	343,665	399,303	Units
Unit value	$ 30.52	$ 26.56	$ 23.51	$ 19.49	$ 20.98	PAYOUT
Net assets	$ 6,445,373	$ 6,709,603	$ 7,486,445	$ 7,083,072	$ 8,821,719	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.19%	1.62%	1.84%	1.27%	1.22%	Investment income ratio (b)
Total return (c)	14.90%	12.99%	20.60%	(7.07)%	15.34%	30.52
Moderately Conservative Allocation						Moderately Conservative Allocation
Units	158,246	187,759	222,406	263,803	322,464	Units
Unit value	$ 21.22	$ 20.04	$ 18.39	$ 16.17	$ 16.93	PAYOUT
Net assets	$ 3,847,587	$ 4,225,781	$ 4,475,188	$ 4,578,054	$ 5,865,733	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.82%	2.28%	2.54%	2.03%	1.76%	Investment income ratio (b)
Total return (c)	5.87%	8.97%	13.75%	(4.50)%	8.16%	21.22
Money Market						Money Market
Units	66,791	79,610	93,596	110,681	135,399	Units
Unit value	$ .98	$ 0.99	$ 1.00	$ 1.00	$ 1.00	PAYOUT
Net assets	$ 95,161	$ 105,453	$ 117,277	$ 132,284	$ 155,527	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.00%	0.31%	1.82%	1.45%	0.49%	Investment income ratio (b)
Total return (c)	(1.25)%	(0.96)%	0.56%	0.21%	(0.74)%	0.98

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017	2018_RF24
Multidimensional Income						Multidimen sional Income
Units	—	—	1,465	1,698	—	Units
Unit value	$ 11.90	$ 11.40	$ 10.90	$ 9.59	$ 10.26	PAYOUT
Net assets	$ 0	$ 0	$ 15,848	$ 16,181	$ 0	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.00%	0.00%	3.85%	10.33%	0.00%	Investment income ratio (b)
Total return (c)	4.46%	4.53%	13.66%	(6.55)%	2.64%	11.9
Opportunity Income Plus						Opportunity Income Plus
Units	6,377	7,504	9,797	11,425	13,957	Units
Unit value	$ 16.28	$ 16.19	$ 15.71	$ 14.65	$ 14.99	PAYOUT
Net assets	$122,732	$145,233	$174,905	$187,265	$228,640	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	2.99%	3.34%	4.03%	4.09%	3.39%	Investment income ratio (b)
Total return (c)	0.53%	3.08%	7.18%	(2.25)%	3.33%	16.28
Partner Emerging Markets Equity						Partner Emerging Markets Equity
Units	3,036	3,529	4,162	5,856	6,540	Units
Unit value	$ 16.41	$ 17.44	$ 13.88	$ 11.70	$ 13.92	PAYOUT
Net assets	$ 56,759	$ 67,470	$ 62,516	$ 71,333	$ 93,607	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.17%	2.25%	0.69%	1.25%	0.69%	Investment income ratio (b)
Total return (c)	(5.91)%	25.60%	18.66%	(15.95)%	26.07%	16.41
Partner Healthcare						Partner Healthcare
Units	4,959	5,893	6,971	8,031	9,987	Units
Unit value	$ 37.62	$ 33.78	$ 28.79	$ 23.17	$ 21.66	PAYOUT
Net assets	$240,968	$241,599	$232,948	$207,795	$233,109	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.30%	0.45%	0.43%	0.89%	0.27%	Investment income ratio (b)
Total return (c)	11.37%	17.32%	24.29%	6.96%	17.94%	37.62
Real Estate Securities						Real Estate Securities
Units	6,594	7,721	9,747	11,582	13,545	Units
Unit value	$ 59.30	$ 42.25	$ 45.20	$ 35.78	$ 38.26	PAYOUT
Net assets	$457,015	$374,330	$484,768	$453,832	$553,232	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	1.40%	2.05%	2.18%	2.03%	1.64%	Investment income ratio (b)
Total return (c)	40.35%	(6.53)%	26.35%	(6.49)%	4.64%	59.3

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2021	2020	2019	2018	2017	2018_RF24
Small Cap Growth						Small Cap Growth
Units	—	—	—	—	—	Units
Unit value	$ 19.44	$ 17.58	$ 11.46	$ 9.04	—	PAYOUT
Net assets	$ 0	$ 0	$ 0	$ 0	—	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	—%	PAYOUT
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	—%	Investment income ratio (b)
Total return (c)	10.55%	53.45%	26.82%	(9.65)%	—%	19.44
Small Cap Index						Small Cap Index
Units	11,122	13,330	15,760	19,083	23,695	Units
Unit value	$ 113.15	$ 90.56	$ 82.54	$ 68.23	$ 75.64	PAYOUT
Net assets	$1,598,942	$1,532,452	$1,682,539	$1,626,911	$2,125,260	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.83%	1.20%	1.07%	0.95%	0.86%	Investment income ratio (b)
Total return (c)	24.94%	9.73%	20.97%	(9.80)%	11.73%	113.15
Small Cap Stock						Small Cap Stock
Units	17,950	20,744	24,596	28,150	32,796	Units
Unit value	$ 53.44	$ 43.37	$ 35.80	$ 28.37	$ 31.96	PAYOUT
Net assets	$1,085,930	$ 994,316	$ 950,079	$ 865,262	$1,114,583	Net assets
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%	PAYOUT
Investment income ratio (b)	0.79%	0.69%	0.39%	0.42%	0.35%	Investment income ratio (b)
Total return (c)	23.22%	21.16%	26.19%	(11.26)%	19.73%	53.44

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.
(7) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Partner Growth Stock (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.

THRIVENT VARIABLE ANNUITY ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (continued)
(7) SUBACCOUNT MERGERS - continued
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth
The merger was accomplished by tax free exchanges as detailed below:
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(49,643)	$(832)	$78,611
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$181,807	$(22,524)	$676,663
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$199,647	$(27,270)	$421,354

PART C.    OTHER INFORMATION
Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(a)	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”)	Initial registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on February 5, 1999
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on October 29, 2002
(c)(ii)	Form of Distribution Agreement with Registered Representatives	Post-Effective Amendment No. 15 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 18, 2011
(d)(i)	Variable Annuity Contract	Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on February 27, 2001
Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on May 27, 1999
(d)(ii)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)(iii)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)(iv)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(d)(v)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on April 19, 2010
(e)	Standard Application Form	Pre-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration Statement No. 333-71853, filed on May 27, 1999
(f)	Articles of Incorporation and Bylaws of the Depositor	Initial filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)	Reinsurance Contracts	Not Applicable
(h)	Participation Agreement between Depositor and the Thrivent Series Fund, Inc. as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed Herewith
(l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(m)	Omitted Financial Statements	Not Applicable

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
(n)	Initial Capital Agreements	Not Applicable
(o)	Initial Summary Prospectus	Not Applicable
(p)	Powers of Attorney	Filed Herewith
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Jill B. Louis 500 North Akard Street Suite 3300 Dallas, TX 75201-3347	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors

Name and Principal Business Address	Positions and Offices with Depositor
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware

North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose GP I, LLC[4,8]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,9]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,10]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,11]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,12]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,13]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,15]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,16]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,18]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,19]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,21]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose GP VI, LLC[4,22]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,33]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4,45]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5,46]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5,47]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,48]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 49	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,50]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,51]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,52]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,53]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[5,54]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[6]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4,55]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5,56]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4,57]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5,58]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[7,59]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account. The feeder entity is a feeder fund of the fund.

7
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
8
Thrivent Financial has a 75.503% ownership interest.
9
Thrivent Financial has a 99.311% ownership interest.
10
Thrivent Financial has a 99.829% ownership interest.
11
Thrivent Financial has a 67.877% ownership interest.
12
Thrivent Financial has a 99.831% ownership interest.
13
Thrivent Financial has a 67.995% ownership interest.
14
Thrivent Financial has a 99.269% ownership interest.
15
Thrivent Financial has a 99.815% ownership interest.
16
Thrivent Financial has a 66.044% ownership interest.
17
Thrivent Financial has a 98.936% ownership interest.
18
Thrivent Financial has a 99.828% ownership interest.
19
Thrivent Financial has a 64.508% ownership interest.
[20]	Thrivent Financial has a 99.054% ownership interest.
21
Thrivent Financial has a 99.820% ownership interest.
22
Thrivent Financial has a 30.854% ownership interest.
23
Thrivent Financial has a 99.867% ownership interest.
24
Thrivent Financial has a 30.691% ownership interest.
25
Thrivent Financial has a 98.856% ownership interest.
26
Thrivent Financial has a 99.831% ownership interest.
27
Thrivent Financial has a 25.000% ownership interest.
28
Thrivent Financial has a 98.634% ownership interest.
29
Thrivent Financial has a 99.680% ownership interest.
30
Thrivent Financial has a 37.000% ownership interest.
31
Thrivent Financial has a 98.620% ownership interest.
32
Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.

Thrivent Financial has a 98.296% ownership interest.

Thrivent Financial has a 99.881% ownership interest.

Thrivent Financial has a 17.500% ownership interest.

Thrivent Financial has a 98.582% ownership interest.

Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 25.000% ownership interest.

Thrivent Financial has a 99.112% ownership interest.

Thrivent Financial has a 99.919% ownership interest.

Thrivent Financial has a 15.000% ownership interest.

Thrivent Financial has a 98.593% ownership interest.

Thrivent Financial has a 99.933% ownership interest.

Thrivent Financial has a 11.500% ownership interest.

Thrivent Financial has a 99.188% ownership interest.
[47]	Thrivent Financial has a 99.918% ownership interest.

Thrivent Financial has a 40.000% ownership interest.

Thrivent Financial has a 99.120% ownership interest.

Thrivent Financial has a 23.000% ownership interest.

Thrivent Financial has a 99.683% ownership interest.

Thrivent Financial has a 19.000% ownership interest.

Thrivent Financial has a 99.900% ownership interest.

Thrivent Financial has a 99.893% ownership interest.

Thrivent Financial has a 15.000% ownership interest.

Thrivent Financial has a 99.732% ownership interest.

Thrivent Financial has a 11.500% ownership interest.

Thrivent Financial has a 99.906% ownership interest.

Thrivent Financial has a 49.000% ownership interest.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Carl R. Ghiselli	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Management Services
Not Applicable.
Fee Representation
Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2022.
Thrivent Variable Annuity Account II (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Mary Jane Fortin*	Executive Vice President, Chief Commercial Officer
Bonnie E. Raquet*	Chair of the Board
Deborah M. Ackerman*	Director
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Nichole B. Pechet*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2022
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
THRIVENT VARIABLE ANNUITY ACCOUNT II
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Part C for exhibits not listed below.
EXHIBIT NO.
EX (k)	Opinion and Consent of Counsel as to the legality of the securities being registered (including written consent)
EX (l)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP
EX (p)	Powers of Attorney